EXHIBIT 10.09

(Docket No. Ero5- 427-001
[ILLEGIBLE] El Paso, Elec. Co
[ILLEGIBLE] 78
[ILLEGIBLE] 4-4-05
[ILLEGIBLE] 4-29-77

EL PASO ELECTRIC COMPANY

SOUTHWEST NEW MEXICO TRANSMISSION PROJECT PARTICIPATION
AGREEMENT AND AMENDMENT NOS. 1 THROUGH 6 THERETO AMONG
EL PASO ELECTRIC COMPANY, PUBLIC SERVICE COMPANY OF NEW
MEXICO AND TEXAS-NEW MEXICO POWER COMPANY

RATE SCHEDULE FERC NO. 78

El Paso Electric Company	Original Sheet No. 1
Rate Schedule FERC No. 78

SOUTHWEST NEW MEXICO TRANSMISSION PROJECT

PARTICIPATION AGREEMENT

April 11, 1977

AMONG

PUBLIC SERVICE COMPANY OF NEW MEXICO,

COMMUNITY PUBLIC SERVICE COMPANY

AND

EL PASO ELECTRIC COMPANY

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 2

SOUTHWEST NEW MEXICO TRANSMISSION PROJECT
PARTICIPATION AGREEMENT

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

i

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 3

5.14	PPC Account	8
5.15	Operating Agent(s)	8
5.16	Operating and Construction Insurance	8
5.17	Operating Memoranda	8
5.18	Operating Work	8
5.19	Participant	9
5.20	Phase	9
5.21	Project Compensation	9
5.22	Project Facilities	9
5.23	Project Manager	9
5.24	Project Work	9
5.25	Rights-of-Way	9
5.26	Station	10
5.27	Substation	10
5.28	Switching Station	10
6.0	Description of SWNMT	10
7.0	Primary Purposes of SWNMT	12
8.0	Secondary Purposes of SWNMT	13
9.0	SWNMT Design Criteria	13
10.0	Interconnection and Additions to SWNMT	13
11.0	Capacity Entitlements, Ownership and Cost Responsibility for SWNMT	14
12.0	Additional SWNMT Participation Rights	16
13.0	Cost Components	16
14.0	Cost Responsibility for Operation and Maintenance Expense	18
15.0	Capital Betterments or Improvements	20

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company	Original Sheet No. 4
Rate Schedule FERC No. 78

16.0	Construction of SWNMT	20
17.0	Operation and Maintenance	24
18.0	Curtailment of Deliveries	26
19.0	Power Flows Exceeding Entitlement Rights	26
20.0	Payment of Construction Expenses by the Participants	26
21.0	Committees	27
21.1	Coordinating Committee	27
21.2	Engineering and Operating Committee	28
21.3	Auditing Committee	29
22.0	Disagreements	31
23.0	Operating SWNMT	31
23.1	Communication and Control Facilities	31
23.2	Voltage Control	32
23.3	Control Area Definition	32
23.4	Outage Schedules	33
23.5	Electrical Disturbances	33
23.6	Metering Information	33
23.7	Operating Data	33
24.0	Metering	34
24.1	Metering Facilities	34
24.2	Testing and Reading of Meters	34
24.3	Adjusting Metering Accurately	35
25.0	Relationship of Parties	35
26.0	Construction Insurance	35
27.0	Operating Insurance	36

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 5
Rate Schedule FERC No. 78

28.0	Indemnity	38
29.0	Waiver of Right to Partition	40
30.0	Mortgage and Transfer of Participants’ Interests	41
31.0	Regulatory Authorities	42
32.0	Term	43
33.0	Miscellaneous Provisions	43
34.0	Notices	45

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company	Original Sheet No. 6
Rate Schedule FERC No. 78

SOUTHWEST NEW MEXICO TRANSMISSION PROJECT
PARTICIPATION AGREEMENT AMONG
PUBLIC SERVICE COMPANY OF NEW MEXICO,
COMMUNITY PUBLIC SERVICE COMPANY and
EL PASO ELECTRIC COMPANY

1.0 PARTIES: The parties to this Agreement are: PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, hereinafter referred to as “PNM”; COMMUNITY PUBLIC SERVICE COMPANY, a Texas corporation, hereinafter referred to as “CPS”; and EL PASO ELECTRIC COMPANY, a Texas corporation, hereinafter referred to as “EPE”. PNM, CPS and EPE are jointly herein referred to as the “Parties” or “Participants”.

2.0 RECITALS:

2.1 Background of this Agreement:

2.1.1 The Parties, on the 16th day of December, 1974, entered into a letter agreement designated Principles of Agreement for the Southwest New Mexico Transmission Project, and which letter is attached hereto as Exhibit A and superseded hereby.

2.1.2 The transmission system to be constructed shall be known as the Southwest New Mexico Transmission Project, hereinafter designated “SWNMT”. This designation is to distinguish it from the attachments and appurtenances which shall or may be connected to or served from the SWNMT facilities, but which shall be owned or operated by the Participants or others apart from this Agreement.

2.2 Summary Description of SWNMT:

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company	Original Sheet No. 7
Rate Schedule FERC No. 78

2.2.1 Pursuant to this agreement, the SWNMT system to be built consists of two 345 KV transmission lines and related facilities, as described more fully in Section 6.0 hereof.

2.2.2 The first line, designated as Line A, will commence from the “Greenlee” Substation, owned by Tucson Gas & Electric Company and PNM, and located near the Greenlee County Airport north of Duncan, Arizona, then running to a 345 kV station, to be known as “Hidalgo” Switching Station, and located at or near Lordsburg, New Mexico. This Greenlee to Hidalgo line will be known as Line A, Segment 1. The transmission line will continue on in an easterly direction to a 345 kV station, known as “Luna” Switching Station, which will be located at or near Deming, New Mexico. This Hidalgo to Luna line will be known as Line A, Segment 2. Then Line A will pass on to and terminate at the “Newman” Switching Station, which is located north of El Paso, Texas. This line is designated Line A, Segment 3.

2.2.3 The second line, designated Line B, will run along approximately the same corridor as the first except that, after passing through Hidalgo and Luna Switching Stations and continuing easterly to a point at or near Aden Hills, New Mexico, the second line will separate from the first and will run in a southeasterly direction terminating at the “Rio Grande” Switching Station, which station is at or near El Paso, Texas.

2.2.4 SWNMT will be designed and constructed so that upon completion of Phase #5 the Primary Purposes of SWNMT as set forth in Section 7 can be met with any one line segment out of service.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 8
Rate Schedule FERC No. 78

2.2.5 PNM will provide for Line A position at Greenlee Substation through its Agreement with Tucson Gas & Electric Company, and EPE will provide for Line B position at Greenlee Substation through its future agreement with Tucson Gas & Electric Company.

2.2.6 Hidalgo, Luna, Newman and Rio Grande Substations are not SWNMT facilities.

2.2.7 The SWNMT will be built and owned by different combinations of Participants and constructed in Phases as follows:

Line A – PNM, CPS, and EPE will build Segment 2 of Line A from Greenlee Substation to the Hidalgo Switching Station, as tenants in common with an undivided ownership in the percentages set out hereafter in Section 11, the segment to be constructed and in-service in March 1977. Line A, Segment 1 is a part of Phase #1 of SWNMT construction. PNM, CPS and EPE will build the second segment from Hidalgo to the Luna Switching Station, as tenants in common with an undivided ownership interest in the percentages set out hereafter in Section 11, and which segment will be completed and in-service by may 1978. Line A, Segment 2, is a part of Phase #2 of SWNMT construction. EPE will build the third segment of Line A from Luna to Newman Switching Station, to be completed and in-service by May 1978. Line A, Segment 3, is a part of Phase #3 of SWNMT construction.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 9

Line B - EPE will build Line B from Greenlee Substation through Hidalgo and Luna Switching Stations on to Rio Grande Switching Station. Line B is scheduled to be completed and in-service coincident with the commercial service date of the Arizona Nuclear Power Project Palo Verde Unit No. 2. or such later date as provided in Section 6. Line B is a part of Phase #4 of SWNMT construction.

CPS or PNM may elect to participate in construction of Line B as provided in Section 12.

2.2.8 EPE agrees to construct its portion of Phase #3 of SWNMT to be in-service coincident with Phase #2. In return, PNM agrees to provide five (5) 345 kV breakers at Luna Switching Station and PNM and CPS will provide five (5) 345 kV breakers at Hidalgo Switching Station. Such breakers are to be provided coincident with Phase In- Service Dates as follows:

For Phase #1 - no breakers required at Hidalgo or Luna.

For Phase #2 - no breakers required at Hidalgo or Luna.

For Phase #3 - Three (3) 345 kV breakers at Hidalgo in a ring bus configuration for connecting Line A at Hidalgo Switching Station, and three (3) 345 kV breakers at Luna, also in a ring bus configuration, for connecting Line A at Luna Switching Station.

For Phase #4 - Two (2) 345 kV breakers at Luna, for connecting Line B at Luna Switching Station.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
lssued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 10

For Phase #5 - Two (2) 345 kV breakers at Hidalgo Switching Station, for connecting Line B, to be in-service coincident with the commercial service date of Palo Verde Unit No. 3, or such other date as provided in Section 6.

2.2.9 This Agreement is entered into to set out and embody the entire understanding and agreement between the Participants to SWNMT and replaces and supercedes the December 16, 1974 letter of Principles of Agreement and all supplemental understandings or amendments thereto. In addition, this agreement supercedes the May 26, 1976 PNM/CPS SWNMT Participation Agreement.

2.3 Factual Recitals:

2.3.1 PNM is an electric utility engaged in the generation, transmission and distribution of electric power and energy in part of the State of New Mexico.

2.3.2 CPS is an electric utility engaged in the generation, transmission and distribution of electric power and energy in a part of the State of New Mexico.

2.3.3 EPE is an electric utility engaged in the generation, transmission and distribution of electric power and energy in a part of the State of New Mexico.

2.3.4 PNM and CPS have, in keeping with the understandings and purposes hereinabove set out, represented to the New Mexico Public Service Commission that they will participate with EPE in the SWNMT system set out above.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
lssued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company
Rate Schedule FERC No. 78	Original Sheet No. 11

3.0 AGREEMENT: The Parties, therefore, in consideration of the mutual covenants to be by them kept and performed, agree as follows:

4.0 EFFECTIVE DATE: This Agreement shall be deemed effective the date it is duly executed by the Parties.

5.0 DEFINITIONS: The following terms, when used herein, whether in singular or in the plural, shall have the meanings specified:

5.1 Accounting Practice: Generally accepted accounting principles in accordance with the FPC accounts as defined in Section 5.14, unless otherwise agreed to by the Auditing Committee.

5.2 Arizona Nuclear Power Project: The Palo Verde Units No. 1, No. 2, and No. 3, to be constructed under the Arizona Nuclear Power Project Agreement dated August 23, 1973.

5.3 Auditing Committee: The Committee established pursuant to Section 21.3 hereof.

5.4 Capital Additions: Any items of tangible property which are added to SWNMT and which do not substitute for any pre-existing structures, facilities or equipment constituting a part of SWNMT and which, in accordance with sound accounting principles, would be capitalized.

5.5 Capacity Entitlements: A Participant’s allocated transmission capacity in Phases #1, #2, #3 or #4, pursuant to Sections 7 and 8.1. Unless otherwise agreed, all capacity entitlements are bi-directional.

5.6 Capital Betterments: Enlargement or improvement of any structures, facilities or equipment constituting a part of SWNMT or the

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company
Rate Schedule FERC No. 78	Original Sheet No. 12

substitution thereof, of other structures, facilities or equipment, where the substitution constitutes an enlargement or improvement as compared with that for which it is substituted and which, in accordance with sound accounting principles, would be capitalized.

5.7 Capital Replacements: The substitution of any units or property constituting a part of the SWNMT or other units of property where the substitution does not constitute an enlargement or improvement of the item for which it is substituted and which, in accordance with sound accounting principles, would be capitalized.

5.8 Cost Responsibility and Ownership: Each Participant will share in the cost and ownership of each portion of SWNMT in the percentages shown in Section 11.

5.9 Construction Account: Any bank account or accounts selected and established by the Project Manager to receive and disburse construction funds pursuant to Section 16 hereof.

5.10 Coordinating Committee: The Committee established pursuant to this Agreement which shall exercise the functions described in Section 21.1 hereof.

5.11 Engineering and Operating Committee: The Committee established pursuant to this Agreement which shall exercise the functions described in Section 21.2 hereof.

5.12 In-Service Dates: The dates pursuant to this Agreement on which each Phase of the SWNMT is placed into service, as determined by the Engineering and Operating Committee.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company
Rate Schedule FERC No. 78	Original Sheet No. 13
5.13 Final Completion Reports: Complete summary of construction costs incurred up to six (6) months after the In-Service Date of each Phase, description of the complete facilities, summary of the Parties contributions to construction costs and estimated further expenditures for completion of the Phase construction. Costs incurred after the said six (6) month period shall be included in a supplement to the Final Completion Report.
5.14 FPC Account: The Federal Power Commission’s “Uniform System of Accounts Prescribed for Public Utilities and Licenses (Class A and Class B)” in effect as of the date of this Participation Agreement, and as such system of accounts may be in effect from time to time. References in this Agreement to any specific FPC account number shall mean the FPC account number in effect as of the effective date of this Agreement or any successor FPC account number.
5.15 Operating Agent(s): The Participant(s) responsible for the performance of a specific or ongoing operation and maintenance requirement of SWNMT pursuant to this Agreement.
5.16 Operating and Construction Insurance: Policies of insurance to be secured and maintained in accordance with Section 26 and 27 hereof.
5.17 Operating Memoranda: Written operating procedures determined to be required by the Engineering and Operating Committee for the reliable operation of SWNMT.
5.18 Operating Work: Engineering, contract preparation, purchasing, repair, supervision, recruitment, expediting, inspection,

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company
Rate Schedule FERC No. 78	Original Sheet No. 14
accounting, testing, protection, operation, use, management, retirement, reconstruction and maintenance associated with SWNMT, including any work undertaken by Operating Agent pursuant to Section 17 hereof and any work necessitated by an operating emergency, and including all work undertaken to make any capital improvements.
5.19 Participant: Any Party hereto and any successor or assignee of such Party under Section 30 hereof.
5.20 Phase: SWNMT line segments, related Project Compensation, and other Project Facilities that are associated with a particular In-Service Date.
5.21 Project Compensation: Those shunt reactors and series and/or shunt capacitors used to compensate SWNMT lines.
5.22 Project Facilities: Those electrical system components that are SWNMT facilities, though not necessarily owned by more than one Participant.
5.23 Project Manager: The Participant responsible for the construction and completion of any portion of SWNMT in accordance with this Ag~~r~~eement.
5.24 Project Work: Engineering, design, acquisition of rights-of-way, construction, contract preparation, purchasing, accounting, supervision, expediting, inspection, testing, protection and placing in service of SWNMT.
5.25 Rights-of-Way: The rights-of-way and land including fee ownership, easements, licenses and permits which have been or will be

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05–427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 15

acquired by the Project Manager(s), to accommodate up to two transmission lines and related facilities from the Greenlee Substations to the Newman and Rio Grande Stations.

5.26    Station: Those locations where equipment for terminating, tapping, transforming, compensating, switching, protecting, metering, and monitoring SWNMT lines is placed.

5.27    Substation: The 345/115 kV transformer, its 345 kV disconnecting switch, the 115 kV equipment and the site of a Station. (Exception: Greenlee Substation has been defined by TG&E as in Section 5.26 above.)

5.28    Switching Station: The 345 kV equipment within Hidalgo, Luna, Rio Grande and Newman Stations, up to but excluding the 345/115 kV transformer and its associated equipment.

6.0    DESCRIPTION OF SWNMT: The SWNMT shall consist of two 345 kV transmission lines and related facilities constructed in five Phases described briefly as follows and shown in detail on Exhibit B:

6.1    Phase #1: A 345 kV transmission line and related facilities to be built from Greenlee Substation to Hidalgo Switching Station, a distance of approximately 60 miles; a reactor and associated equipment at Hidalgo Switching Station; non-project facilities including a substation at Hidalgo and a 345 kV breaker and associated equipment at Greenlee. The planned In-Service Date of Phase #1 is March 1977.

6.2    Phase #2: A 345 kV transmission line and related facilities to be built from Hidalgo Switching Station to the Luna Switching Station, a distance of approximately 50 miles; non-project facilities

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 16

including a Substation at Luna. The planned In-Service Date of Phase #2 is May 1, 1976.

6.3    Phase #3: A 345 kV transmission line and related facilities to be built from the Luna Switching Station to the Newman Switching Station, a distance of approximately 90 miles; three 345 kV breakers and associated equipment at each of Hidalgo and Luna Switching Stations; and a 345 kV breaker and associated equipment at Newman Switching Station and reactors and associated equipment located where required. The planned In-Service Date of Phase #3 is May 1, 1978.

6.4    Phase #4: A 345 kV transmission line and related facilities to be built from the Greenlee Substation through the Hidalgo Switching Station, on to and terminating at the Luna Switching Station and then onto and terminating at Rio Grande Switching Station, a distance of approximately 200 miles; two 345 kV breakers and associated equipment to be installed at Luna Switching Station; one 345 kV breaker and associated equipment at Rio Grande Switching Station; reactor(s) located where required; non-project facilities including a 345 kV breaker and associated equipment to be installed at Greenlee. The planned In-Service Date of Phase #4 is to coincide with the commercial service date of Arizona Nuclear Power Project, Palo Verde Unit #2 unless such date is changed by the Coordinating Committee.

6.5     Phase #5: Those facilities necessary for terminating Line B at Hidalgo Switching Station, including two 345 kV circuit breakers and associated equipment, to be in-service coincident with the commercial service date of Palo Verde Unit #3, unless otherwise agreed

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company	Original Sheet No. 17
Rate Schedule FERC No. 78

by the Coordinating Committee. CPS, at its sole option, may accelerate Phase #5 by reimbursing under a separate agreement the other Parties for their fixed charges on Phase #5 for the period from CPS’ desired in-service date until June, 1986.

6.6 Each SWNMT line segment shall include those facilities generally necessary for operation of a 345 kV transmission line, including, but not limited to, right-of-way, transmission structures, conductors and associated equipment. Each SWNMT Switching Station shall include those facilities generally necessary for terminating the transmission lines at a ring bus, including necessary common facilities, 345 kV breakers, protective relaying, communications equipment, lightning arrestors and line disconnect switches.

6.7 Series and/or shunt capacitors and related equipment used to compensate SWNMT.

6.8 Substation: Shall include those facilities defined by Section 5.27. The Participant owning a Substation shall grant an easement by separate instrument to the SWNMT Participants for the Project Facilities to be placed within a Station site.

7.0 PRIMARY PURPOSES OF SWNMT: Upon completion of all Phases of SWNMT construction, the following Primary Purposes of SWNMT shall be attainable even with any one SWNMT line segment out of service.

7.1 For CPS to deliver 150 MW from Greenlee Substation to Hidalgo Switching Station.

7.2 For PNM to deliver 150 MW from Greenlee Substation to Luna Switching Station.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 18
Rate Schedule FERC No. 78

7.3 For EPE to deliver 600 MW from Greenlee Substation to Luna Switching Station and on to Newman and Rio Grande Switching Stations.

8.0 SECONDARY PURPOSES OF SWNMT: The Secondary Purposes of SWNMT are as follows:

8.1 To enable the Participants to utilize the remaining portion of their respective Capacity Entitlements.

8.2 To enable the Participants, pursuant to Section 15, to utilize any additional capacity resulting from Capital Betterments or Improvements, on a permanent basis.

9.0 SWNMT DESIGN CRITERIA:

9.1 The design of SWNMT shall be such that, with the completion of Phase #5, SWNMT shall be capable of being operated to allow for the transmission of all power and energy pursuant to the Primary Purposes of SWNMT as set forth in Section 7, with any one segment of SWNMT out of service.

10.0 INTERCONNECTIONS AND ADDITIONS TO SWNMT:

10.1 The Participants may interconnect with SWNMT through their own Hidalgo, Luna, Newman or Rio Grande Substations with their own or other systems, provided that SWNMT shall not be terminated, except as shown in Exhibit B, without prior approval of the Coordinating Committee.

10.2 No Participant shall construct or operate any portion of its separate transmission system, including interconnections with others, in such a manner as to unduly interfere with the Primary Purposes of SWNMT.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29,1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 19
Rate Schedule FERC No. 78

11.0 CAPACITY ENTITLEMENTS, OWNERSHIP AND COST RESPONSIBILITY FOR SWNMT:

11.1 Unless otherwise provided herein, the SWNMT will be constructed and owned by the Participants as tenants in common with each Participant having an undivided interest in each Phase as set forth below; however, upon start of construction of Line B of Phase #4, certain rights to participate, more fully as set forth in Section 12, may be exercised, thereby changing the ownership interest of the Participants therein.

11.2 The transmission lines will be initially constructed, owned and expenses paid as follows:

11.2.1 Line A of Phase #1: Constructed jointly by PNM, CPS and EPE with Capacity Entitlements of CPS - 150 MW (30%), PNM - 150 MW (30%), EPE - 200 MW (40%).

11.2.2 Line A of Phase #2: Constructed jointly by PNM, CPS and EPE with Capacity Entitlements of CPS - 25 MW (5.00%), PNM - 189 MW (37.80%), EPE - 286 MW (57.20%).

11.2.3 Line A of Phase #3: Constructed solely by EPE, with Capacity Entitlement of EPE - 500 MW (100%) and with ownership and cost responsibility solely in EPE, except that PNM shall have a unidirectional Capacity-Entitlement from Newman to Luna of 130 MW until December 1, 1981.

11.2. 4 Line B of Phase #4: Constructed solely by EPE, with Capacity Entitlement of EPE - 500 MW (100%) and with ownership and cost responsibility solely in EPE unless CPS and/or PNM exercise their option pursuant to Section 12.0.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 20
Rate Schedule FERC No. 78
11.3 The Project Compensation required for SWNMT will be constructed and owned on the basis of Weighted Line Ownership, calculated pursuant to Exhibit C.
11.4 The various Switching Stations of SWNMT include, but are not limited to, those Project Facilities defined in Exhibit B, and will be owned pursuant to Exhibit B. The SWNMT Switching Stations are described as follows:
11.4.1 Hidalgo 345 KV Switching Station: Constructed jointly by PNM, CPS, and EPE; each Participant is entitled to transmit, under normal and emergency conditions, its total Capacity Entitlement through Hidalgo without any payment to any other Participant.
11.4.2 Luna 345 KV Switching Station: Constructed jointly by PNM, CPS and EPE; each Participant is entitled to transmit, under normal and emergency conditions, its total Capacity Entitlement through Luna without any payment to any other Participant.
11.4.3 Newman 345 KV Switching Station: Constructed solely by EPE and operated and maintained solely by EPE, with ownership and cost responsibility solely in EPE; each Participant is entitled to transmit, under emergency conditions, its total Capacity Entitlement through Newman without any payment to any other Participant.
11.4.4 Rio Grande 345 KV Switching Station: Constructed solely by EPE and operated and maintained solely by EPE, with ownership and cost responsibility solely in EPE; each Participant is entitled to transmit, under emergency conditions, its total Capacity Entitlement through Rio Grande without any payment to any other Participant.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 21
Rate Schedule FERC No. 78

12.0 ADDITIONAL SWNMT PARTICIPATION RIGHTS: CPS may, at its sole option, no later than start of construction of Line B of Phase #4, participate with EPE in construction of all or part of 100 MW Capacity of Line B of Phase #4, between Greenlee Substation and Hidalgo Switching Station. If CPS elects not to participate in Line B, or if CPS participates less than the full 100 MW, PNM may, at its sole option, participate with EPE in construction of all or part of the remaining part of the 100 MW of Line B, from the Greenlee Substation to the Hidalgo Switching Station. Further, PNM may, at its sole option, elect to participate with EPE in construction of Line B from the Hidalgo Switching Station to the Luna Switching Station in an amount equal to or less than the total of PNM’s and CPS’ combined participation in Line B from Greenlee to Hidalgo. The Greenlee to Hidalgo and/or Luna line allocation of cost to CPS and/or PNM for this capacity shall be determined by the same procedure that was applied to Line A.

13.0 COST COMPONENTS:

13.1 The Parties shall be responsible for the construction cost of SWNMT Phases #1, #2, #3, #4 and #5 facilities in accordance with the percentages shown in Section 11. The Parties shall be responsible for the construction cost of Hidalgo, Luna, Newman and Rio Grande Stations according to their ownership therein, as set out in Exhibit B. Such cost shall include, but not be limited to, the following components:

13.2 Right-of-way costs and site acquisition costs for roadways, towers, and equipment location.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to company with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company
Rate Schedule FERC No. 78	Original Sheet No. 22

13.3 Cost of environmental studies, analyses and reports.

13.4 Engineering, consulting, legal and accounting fees.

13.5 Costs of all materials, supplies and equipment, including related storage and transportation costs.

13.6 Cost of line contractors and substation contractors where appropriate.

13.7 Right-of-way clearing costs.

13.8 All special costs incurred by compliance with environmental requirements or regulations.

13.9 Costs incurred to expedite construction.

13.10 Expenses of any Participant incurred in the performance of Project Work which do not involve direct engineering and supervision, if authorized and approved by the Project Manager. Included in this category are expenses incurred during the engineering design period and the construction period. Such authorized expenses shall include customary loading charges applicable thereto, such as Material Handling Expense, Pension and Insurance, and Illness, Injuries and Vacations. Such authorized expenses shall not include loading charges for engineering and supervision.

13.11 Expenses of any Participant incurred in the performance of Project Work which do involve direct engineering and supervision, if authorized and approved by the Project Manager. In all such work, customary and normal loadings shall apply as in Section 13.10, plus loading charges for engineering and supervision. Such engineering and supervision loading shall be 7.0%, and may be changed by the Auditing

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company	Original Sheet No. 23
Rate Schedule FERC No. 78

Committee from time to time during the performance of the Project Work. These loadings shall be applied only by the Participant performing the direct engineering and supervision for the Project Work.

13.12    All taxes associated with construction of the line and associated facilities.

13.13    In addition to the above, the Project Manager(s) shall be entitled to an A&G expense allowance for its performance of Project Work and excluding work performed by the other Participants. These expenses shall be allocated monthly at the rate of one percent (1%) of the total cost incurred in Sections 13.1 - 13.12 during the preceding month, excluding from such costs:

(a)    All engineering and supervision overhead charges referred to in Section 13.11.

(b)    Any allowance for A&G expenses provided for in this Section 13.13.

The Project Manager shall not be entitled to a fee, price, percentage or any other compensation over and above the costs of services rendered by him in the performance of Project Work.

14.0    COST RESPONSIBILITY FOR OPERATION AND MAINTENANCE EXPENSE:

14.1    The Operation and Maintenance (O&M) expense for each SWNMT line shall be borne by the Participants according to their respective ownership interest in each line of SWNMT as set out in Section 11. The O&M expense shall be adjusted accordingly in each line should ownership change pursuant to Section 12 or Section 15.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company	Original Sheet No. 24
Rate Schedule FERC No. 78

14.2 O&M expenses for the Hidalgo, Luna, Newman and Rio Grande Substations will be borne solely by those Stations’ respective owners; O&M expenses of any Project Facilities within any Switching Station will be borne by the Participants according to their ownership in those Project Facilities. Participants’ ownership in Project Facilities are set out in Exhibit B.

14.3 CPS shall provide at no charge to other Participants all power and energy required for operation of Project Facilities within Hidalgo Station. PNM shall provide at no charge to other Participants all power and energy required for operation of Project Facilities within Luna Station. EPE shall provide at no charge to other Participants all power and energy required for operation of Project Facilities within Newman Switching Station and Rio Grande Switching Station. PNM and EPE, pursuant to their respective agreements with TG&Z, shall provide for all power and energy required for operation of Project Facilities within Greenlee Substation.

14.4 The O&M expenses are those incurred by any Participant as follows:

14.4.1 SWNMT O&M expenses chargeable to FPC Accounts 560, 561, 562, 563, 566, 567, 568, 569, 570, 571, 573.

14.4.2 Payroll taxes chargeable to FPC Account 408 and expenses chargeable to FPC Account 926 shall be added to the monthly billing in proportion to the dollar amount of direct labor billed.

14.4.3 The expenses chargeable to FPC Account 925 incurred in complying with workmen’s compensation laws, except uninsured workmen’s

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company	Original Sheet No. 25
Rate Schedule FERC No. 78

compensation claims or portions thereof, shall be allocated each month to the Participants in proportion to the dollar amount of direct labor billed in that month.

14. 4 .4 Expenses incurred in connection with uninsured workmen’s compensation claims arising out of SWNMT O&M.

14.4. 5 The expenses chargeable to FPC Account 924 and 925 in connection with Operating Agent’s performance of the provisions of Section 27 hereof (excluding salaries of administrative employees whose services are compensated for under Section 14.4.6.)

14.4.6 Administrative and general expenses included in FPC Accounts 920, 921, 923 and 932 which have been incurred by any Participant in the performance of SWNMT O&M shall be applied as approved by the Auditing Committee.

14.5 Cost of facilities external to SWNMT: the Participants shall be responsible for all costs incurred by them to supply power and energy to SWNMT or to receive power and energy from SWNMT.

15.0 CAPITAL BETTEREMENTS OR IMPROVEMENTS: Capital betterments or improvements requested by a Participant are subject to mutual agreement of all Participants.

16.0 CONSTRUCTION OF SWNMT: PNM shall be the Project Manager for Line-A from Greenlee to Luna and for Hidalgo and Luna Switching Stations. EPE shall be Project Manager for Line A from Luna to Newman, for Line B from Greenlee to Rio Grande, and for Newman and Rio Grande Switching Stations. CPS and EPE do hereby appoint PNM as their agent, and PNM shall undertake as CPS’ and EPE’s agent and as principal on its

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 26

own behalf the responsibilities for the performance of all activities of the Project Manager for the above portions of SWNMT. CPS and PNM do hereby appoint EPE as their agent, and EPE shall undertake as CPS’ and PNM’s agent and as principal on its own behalf, the responsibilities for the performance of all activities of the Project Manager for the above portions of SWNMT.

16.1 Subject to the provisions, conditions, limitations and restrictions of this Agreement, including those specifically set out in Section 21.2.2 through 21.2.6, PNM and EPE, each as Project Manager for its respective portions of SWNMT, shall:

16.1.1 Perform Project Work in accordance with generally accepted practices in the electric utility industry, as such practices may be affected by special operational design characteristics of the SWNMT.

16.1.2 Contract for furnishing and obtaining from any sources it may select, including Participants, engineering services and studies necessary for the performance of Project Work.

16.1.3 Arrange for the placement and maintenance of Construction Insurance in accordance with the provision of Section 26.

16.1.4 Execute all contracts for construction in connection with the performance of Project Work.

16.1.5 Provide for all necessary personnel for the performance of Project Work.

16.1.6 Enforce and comply with all contracts entered into for the performance of Project Work.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
lssued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 27

16.1.7 Comply with any and all laws and regulations applicable to the performance of Project work.

16.1.8 Expand the monies required to build the facilities in accordance with this Agreement.

16.1.9 Keep and maintain records of monies expended and received, obligations incurred, credits accrued and contracts entered into in the performance of this Agreement, and make such records available at reasonable times and places for inspection by the Auditing Committee.

16.1.10 Not suffer any liens, other than liens permitted by Section 30 hereof, to remain in effect unsatisfied against the SWNMT provided that the Project Manager shall not be required to pay or discharge any such lien as long as a proceeding shall be pending in which the lawfulness or validity of such liens shall be contested in good faith.

16.1.11 Keep the Participants fully and promptly advised of material changes and conditions or other material developments affecting the performance of Project Work pursuant to this Agreement.

16.1.12 Investigate, settle or defend and pay any judgments pertaining to uninsured third-party claims arising out of the construction of SWNMT. Said claims will be reported as soon as possible to the Coordinating Committee when any one or a combination exceeds $20,000 per occurrence.

16.1.13 Purchase and procure, through and from any sources it may select, the equipment, apparatus, machinery, materials, tools and

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 28

supplies necessary for the performance of project Work, pursuant to the guidelines established by the Engineering and Operating Committee.

16.1.14 Obtain or cause to be obtained necessary construction permits, operating permits, temporary access rights and other licenses and approvals requisite to the performance of the Project Work.

16.1.15 After completion of the construction of each Phase of the SWNMT, provide the other Participants with a Final Completion Report and supplemental report in a form agreed to by the Auditing Committee and which will allow the Participants to classify the construction costs in accordance with the appropriate FPC Accounts.

16.1.16 Furnish the other Participants any information reasonably available pertaining to the construction of the SWNMT that will assist that Participant in responding to a request for such information by any Federal, State or Local Regulatory or Taxing Authority.

16.1.17 Enforce any and all warranties on equipment, facilities, materials sold or furnished for the SWNMT project.

16.1.18 Each Participant shall provide to the extent possible all assistance required by the Project Manager in its performance of its obligations as Project Manager, and in so doing shall comply with all applicable laws and regulations. Each Participant shall, as soon as possible after execution of this Agreement, submit to the Auditing Committee any special requirements that it may have regarding accounting, records, or information in order that all required records may be maintained in the same manner throughout the construction of SWNMT.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 29

17.0 OPERATION AND MAINTENANCE: PNM shall be the Operating Agent for all SWNMT Project Facilities starting with the line dead end structures at the Greenlee Substation and extending eastward through the Luna Switching Station to the line dead end structures at Luna related to EPE’s line connections from Newman and Rio Grande, and all the 345 kV circuit breakers, 345 kV lines, relaying and communications equipment and related facilities therein.

17.1 CPS and EPE do hereby appoint PNM as the Operating Agent for the Project Facilities between Greenlee and Luna as described in 17.0 above.

17.2 PNM and CPS do hereby appoint EPE as the Operating Agent for the Project Facilities between Luna and Newman for Line A, and between Luna and Rio Grande for Line B.

17.3 PNM and EPE each hereby accept the responsibility for the performance of all activities of Operating Agent for their respective areas as described in 17.1 and 17.2 above.

17. 4 Subject to the provisions and conditions of this Agreement, PNM and EPE each as an Operating Agent of SWNMT facilities will:

17.4.1 Operate the respective portions of the SWNMT project and maintain Project Facilities in accordance with good utility practice.

17.4.2 Perform or contract for the performance of necessary maintenance or engineering service as necessary to assure project integrity and reliability.

17.4.3 Arrange for Operating Insurance in accordance with the provisions of Section 27.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

E1 Paso Electric Company	Original Sheet No. 30
Rate Schedule FERC No. 78

17.4.4 Execute all contracts as necessary, coincident with the performance of sound operating practice.

17.4.5 Provide for all necessary personnel for the performance of all Operating Work.

17.4.6 Enforce and comply with all contracts entered into for the performance of Operating Work.

17.4.7 Comply with any and all laws and regulations applicable to the performance of SWNMT operations.

17.4.8 Expend the monies required to operate and maintain the SWNMT. PNM expenditures as Operating Agent shall be made pursuant to Sections 17.7 and 17.8.

17.4.9 Keep the Participants informed whenever SWNMT maintenance is required and whenever non-project work will affect project operations. Assure proper coordination of non-project facilities, which have some bearing on the SWNMT Project Facilities so as not to impair SWNMT Project Facilities.

17.5 Maintenance costs shall be shared by the Parties in accordance with their ownership percentages established in Section 14. These costs will be billed as incurred.

17.6 Operation cost shall be reimbursed in accordance with Section 14 guidelines.

17.7 PNM, in its capacity as Operating Agent, will submit a proposed annual Operation and Maintenance Budget to the Engineering and Operating Committee no later than October 1 of each year for the subsequent calendar year. The Engineering and Operating Committee will approve or modify the proposed budgets within 60 days after submission

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

E1 Paso Electric Company	Original Sheet No. 31
Rate Schedule FERC No. 78

to the Committee. Failure by the Engineering and Operating Committee to act on the proposed budget shall be deemed to be approval.

17.8 PNM, in its capacity as Operating Agent, is authorized to contract for or to make unbudgeted expenditures of less than $10,000.00, which are deemed by the Operating Agent to be for emergencies, without prior Engineering and Operating Committee approval. PNM shall obtain the consent of the members of the members of the Engineering and Operating Committee prior to contracting for unbudgeted expenditure sums of $10,000.00 or more.

18.0 CURTAILMENT OF DELIVERIES:

18.1 The Engineering and Operating Committee shall establish rules and procedures to be applicable in the event scheduled or actual deliveries of energy over any portion of the SWNMT must be curtailed for any reason.

18.2 To the extent excess emergency transmission capacity exists in the system of any Party, such Party agrees that such excess capacity may be used as emergency backup by the other Parties for a reasonable period at no charge.

19.0 POWER FLOWS EXCEEDING ENTITLEMENT RIGHTS: In the event that scheduled flows of a Participant exceed its Capacity Entitlement, each other Participant may require payment for the use of its facilities at a rate determined by it, subject to any requisite regulatory action.

20.0 PAYMENT OF CONSTRUCTION EXPENSES BY THE PARTICIPANTS:

20.1 Each Project Manager shall be responsible for the collection of funds from the Participants for its respective Construction Account, the depositing of such funds in the Construction Account and

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company	Original Sheet No. 32
Rate Schedule FERC No. 78

the making of payments to carry out the general provisions of this Agreement.

20.2 The Coordinating Committee shall establish and adopt rules and procedures for each Construction Account relating to the following:

20.2.1 The date of the month by which payment is to be made.

20.2.2 The rate of interest to be paid on delinquent payments.

20.2.3 The place payment is to be made.

20.2.4 The method in which disputed bills will be will handled.

21.0 COMMITTEES: As a means of securing effective cooperation and of dealing on a prompt and orderly basis for the various technical, accounting, and operating problems which may arise in connection with the SWNMT construction or operation, the Participants will establish a “Coordinating Committee”, “Engineering and Operating Committee” and “Auditing Committee”, each charged with certain responsibilities. The responsibility and authority of each said committee shall be limited to matters in connection with the carrying out of the provisions of this Agreement.

21.1 Coordinating Committee: The Coordinating Committee shall be established and will be composed of an officer of each Participant. All actions taken by such committee shall require unanimous approval. Each Party shall notify the other Parties promptly of the designation of its representative on the Coordinating Committee and of any subsequent changes in such designations.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company	Original Sheet No. 33
Rate Schedule FERC No. 78

21.1.1 The functions and responsibilities of the Coordinating Committee shall be as follows:

21.1.2 To establish and determine the policies to be followed and have authority to require action by the Engineering and Operating Committee and the Auditing Committee.

21.1.3 To review periodically the prospective transmission capacity of the transmission systems of the Participants, as affected by their joint ownership in the SWNMT, and to present recommendations to the Participants. To consider and act upon matters referred to the Coordinating Committee by the other committees.

21.1.4 To do such other things as are specified herein; provided that the Coordinating Committee shall have no authority to modify any of the provisions of this Agreement, except as to items where modification is specified herein to be within the scope of the Coordinating Committee’s responsibilities.

21.2 Engineering and Operating Committee:

21.2.1 An Engineering and Operating Committee, reporting and responsible to the Coordinating Committee, shall be established and consist of two representatives from each Participant. All actions taken by such Committee shall require unanimous approval of all members. Each Participant will notify the others promptly of the designation of its representatives and of any subsequent changes in such designations. The functions and responsibilities of the Engineering and Operating Committee shall be:

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company	Original Sheet No. 34
Rate Schedule FERC No. 78

21.2.2 To review and approve SWNMT project design prior to final engineering and procurement except that Engineering and Operating approval shall not be required on design of facilities where EPE is Project Manager and sole owner.

21.2.3 To establish rules and standard practices consistent with the provisions hereof for the guidance of system operators and other operating employees as to matters affecting interconnection operation, determination and allocation of losses, utilization of available transmission capacity, reciprocal assistance and other similar operating matters.

21.2.4 To recommend to the Coordinating Committee installation of additional facilities or procedures to effect an improved coordinated system operation.

21.2.5 To bring to the attention of the Coordinating Committee matters requiring its attention.

21.2.6 To do such other things as are specified herein; provided that the Engineering and Operating Committee shall have no authority to modify any of the provisions listed herein, except as to items where modification is specified herein to be within the scope of the Engineering and Operating Committee’s responsibility.

21.3 Auditing Committee:     The Auditing Committee shall consist of two representatives from each Participant. All actions taken by such Committee shall require unanimous approval of all members. The Auditing Committee shall report to and be responsible to the Coordinating Committee. Each Participant will notify the other Participants

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company	Original Sheet No. 35
Rate Schedule FERC No. 78

promptly of the designation of its representatives on the Auditing Committee and of any subsequent changes in such designation.

21.3.1 The functions and responsibilities of the Auditing Committee shall be as follows:

21.3.2 To review internal control and make periodic audits of the records maintained by the Project Manager and/or the Operating Agent in the performance of Project Work and/or Operating Work and any other company records maintained by the Project Manager and/or the Operating Agent in support of its billings to the Participants.

21.3.3 Review and approve the format and contents of the Project Manager and/or Operating Agent’s accounting records and reports for Project Work and/or Operating work.

21.3.4 Certify to the Participants that the Project Manager’s and/or Operating Agent’s billings to Participants resulting from construction, operation and maintenance of SWNMT, including any allocations for Project Work and Operating Work, are in accordance with this Agreement and with sound accounting practices.

21.3.5 Review and approve the Participant’s administrative and general expense allowance and other normal loadings when such Participant acts as construction agent for Capital Additions, Capital Betterments, or Capital Replacements.

21.3.6 Perform such functions and responsibilities as may be assigned to it from time to time by the Coordinating Committee.

21.3.7 The Auditing Committee shall have no authority to modify any of the provisions of this Agreement.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company	Original Sheet No. 36
Rate Schedule FERC No. 78

21.4 The Coordinating Committee, Engineering and Operating Committee and the Auditing Committee shall keep written minutes and records of all meetings, and any action or determination by such committees shall be reduced to writing and shall become effective when signed by all representatives of each Participant on that committee.

22.0 DISAGREEMENTS: In case either the Engineering and Operating Committee or Auditing Committee should disagree as to any actions to be taken or decision to be made, or as to the need for taking any action, or as to whether any matter is within the scope of their responsibilities hereunder, the question or questions at issue shall be referred to the Coordinating Committee for action or instructions.

22.1 When a disputed matter cannot be resolved by the Coordinating Committee, the Chief Executive Officers of the Participants shall endeavor to agree to a resolution.

23.0 OPERATING SWNMT: It shall be the responsibility of the Operating Agent as assigned in Section 17 to coordinate all load dispatching and provide tie line load control at interchange points with other systems. When SWNMT project operations or non-project operations of the Participant(s) can be determined to cause detrimental effects in other systems, the Operating Agent shall have the authority to request corrective action from the Participant(s). This may include the startup of off-line generation facilities or increase in generation output.

23.1 Communication and Control Facilities: Facilities required to perform area regulation and control shall include the establishment of communication facilities betw~~e~~en all project Switching Stations and

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company	Original Sheet No. 37
Rate Schedule FERC No. 78

the respective Operating Agent’s dispatching office. Additionally, supervisory control, telemetry and metering necessary for the performance of system regulation and load dispatching shall be installed as a part of Project Facilities. Where desired other Participants may install passive supervisory monitor and telemetry equipment and request the Operating Agent to accommodate the installation thereof. In no event shall dual supervisory control of equipment be installed. The Operating Agent shall maintain control of all equipment. Costs associated with installation of secondary monitor and telemetry equipment shall be borne by the requesting Participant and maintenance of the equipment may be assigned to the Operating Agent on a reimbursable basis.

23.2 Voltage Control: It shall be the responsibility of the Operating Agent to regulate voltage levels and VAR flows in project lines and equipment. It shall be the responsibility of all Parties connecting to Project Facilities to insure zero non-beneficial reactive VAR interchange at interconnection points.

23.3 Control Area Definition: Coincident with the completion of Phase #3 of SWNMT wherein the Newman to Luna line is constructed, the present New Mexico-E1 Paso control area shall be separated into two separate and distinct control areas. The control area separation points shall be at Luna Switching Station and as otherwise agreed upon. Additionally, it is agreed that all Participants shall modify scheduling and interchange methods to conform with area redefinition. The operation of Participants' systems remaining within the New Mexico Control

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 38

Area may be similarly separated from the Operating Agent’s control area by request of either Party. All Parties recognize the need for load and tie regulation and assume responsibility for regulation and scheduling their system requirements or arranging for others to insure that regulation obligations are met.

23.4 Outage Schedules: The Participants will cooperate in scheduling the times and durations of removal from service of SWNMT lines, or circuits which affect them, for inspection, maintenance or repair. The coordination of schedules shall be the responsibility of the Operating Agent(s).

23.5 Electrical Disturbances: Each Participant will, insofar as practical, construct, operate and maintain its system and facilities so as to avoid the likelihood of a disturbance originating from its system which might cause an impairment of service in the system of another Participant or in any other interconnected system.

23.6 Metering Information: All meter reading information required to adequately account for end-of-month transactions to and among Participants and others shall be submitted in a timely manner by the responsible Parties to the Operating Agent. This Information should be submitted no later than the end of the third working day after month’s end.

23.7 Operating Data: Each Participant will make available to each other Participant operating data to the extent that such data is

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 39

needed by the Coordinating Committee, Auditing Committee or the Engineering and Operating Committee, in the discharge of their respective responsibilties hereunder or as needed in connection with load dispatching and energy accounting.

24.0 METERING

24.1 Metering Facilities: Arrangements with the respect to location and type of metering facilities required for purposes of control and determining losses shall be the responsibility of the Engineering and Operating Committee. Ownership of metering shall be pursuant to Exhibit B . Upon the request of a Participant, the other Participants will make available suitable space and facilities for installation of check metering.

24.2 Testing and Reading of Meters : Metering equipment shall be inspected and tested by the owner at annual intervals or at such shorter intervals as may be directed by the Engineering and Operating Committee, and any inaccuracy disclosed by such tests shall be promptly corrected by the owner. Additional inspections and tests at particular installations shall be made by the owner upon request of a Participant. Representatives of the other Participants shall be afforded opportunity to be present at all such inspections and tests. If, at any test, a meter shall be found to be inaccurate by more than one percent (1%), fast or slow, an adjustment shall be made and settlements hereunder among the Participants, to compensate for the effect of such inaccuracy in excess of one percent (1%) over a preceding period extending to the second preceding meter reading, or over such shorter periods as the inaccuracy may be determined to have existed.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

E1 Paso Electric Company	Original Sheet No. 40
Rate Schedule FERC No. 78

24.3 Adjusting Metering Accuracy: The percentage registration of meters, including instrument transformers, shall be adjusted as closely as practicable to the condition of zero error in accordance with the American National Standard Code for electricity metering (C-12).

25.0 RELATIONSHIP OF PARTIES: Nothing herein contained shall be construed as to create an association, joint venture, trust or partnership, or to impose a trust or partnership covenant, obligation or liability on or with regard to any of the Participants. Each Participant shall be individually responsible for its own covenants, obligations and liabilities as herein provided.

26.0 CONSTRUCTION INSURANCE: Unless otherwise specified by the Coordinating Committee, the Project Manager shall procure and maintain in force, or cause to be procured and maintained in force, policies of insurance as specified herein.

26.1 The Project Manager shall to be required of itself or from the General Contractor(s), if any, to procure and maintain Comprehensive General and Automobile Liability Insurance for Bodily Injury and Property Damage covering all their operations, including Completed Operations Coverage and use of any automobile in connection with the Project Work. All Parties shall be named as Additional Named Insureds and such policy shall be primary as to any similar insurance carried by any Party and such policy shall contain a cross liability clause.

26.2 The Project Manager may purchase or require the General Contractor(s), if any, to purchase other insurance as it may deem necessary or desirable.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

E1 Paso Electric Company	Original Sheet No. 41
Rate Schedule FERC No. 78

26.3 The General Contractor, if any, shall provide Certificates of Insurance to the Project Manager. Such certificates shall provide for not less than thirty (30) days notice of cancellation, material change or non-renewal.

26.4 The Project Manager shall have the authority to make such changes in the insurance program as it may deem to be in the best interests of all Parties upon thirty (30) days’ notice to the other Participants. Such changes may be subject to the review of the Coordinating Committee.

26.5 Subject to approval of the Coordinating Committee, the Project Manager shall establish the insurable values, limits, deductibles, retentions and other special terms and conditions with respect to the insurance during construction and operation.

26.6 Such insurance as is called for “During Operation” in Section 27 shall be maintained by each Party in connection with construction operations, if applicable.

27.0 OPERATING INSURANCE: Unless otherwise specified by the Coordinating Committee, PNM, EPE, and CPS shall procure and maintain in force, or cause to be procured and maintained in force, policies of insurance as specified herein for each Party.

27.1 The Participants shall maintain Comprehensive General Liability for Bodily Injury and Property Damage, covering their ownership in and/or existence of the SWNMT, and also covering liability arising out of either their performance or non-performance of Operation or Maintenance Work as required or called for in this Agreement. All

Issued by: John A. Whitacre, Vice President, Transmission and Distribution Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company	Original Sheet No. 42
Rate Schedule FERC No. 78

Participants shall be an Additional Named Insured on all other Participant’s policies with respect to liability in connection with the SWNMT and the respective policies shall each contain a cross liability clause. Policies providing coverage for ownership and/or existence of the SWNMT shall be primary for all Insureds or Additional Named Insureds with respect to that portion of the SWNMT for which the Party insured has been designated responsible under this Agreement. Operational liability for any Party shall also be primary for all Insureds or Additional Named Insureds with respect to operations of the Party responsible for that portion of the SWNMT out of which the claim arises.

27.2 Each Party shall maintain Comprehensive Automobile Liability Insurance for Bodily Injury and Property Damage, covering all automotive equipment used by it in connection with the SWNMT.

27.3 If applicable, each Party shall maintain Aircraft Liability Insurance for Bodily Injury and Property Damage, covering all aircraft, whether fixed or rotary wing type, used by it in connection with the SWNMT.

27.4 Each Party shall maintain Workmen’s Compensation and Employers’ Liability Insurance covering its employees engaged in any work in connection with the SWNMT. Such insurance shall comply with all statutory provisions of the States of Arizona and/or New Mexico and/or Texas.

27.5 In the event that any Party shall be or elect to become self-insured for any or all of the insurance coverages required of a Party, then it shall notify the others of such self-insurance and such self-insurance shall be deemed in compliance with this Section 27.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 43
Rate Schedule FERC No. 78

27.6 At the request of any Party, Certificates of Insurance or other sufficient evidence of insurance or self-insurance shall be provided. Such evidence of insurance shall provide for no less than thirty (30) days’ notice of any cancellation or material change.

28.0 INDENTITY:

28.1 The Participants mutually agree that liabilities, if any, to third parties shall be borne by the Participants in accordance with their respective ownership interests in SWNMT, and each Participant agrees to indemnify and hold harmless the other Participants from and against liability for such Participant’s proportionate share of such liabilities.

28.2 No Participant shall be liable to any of the other Participants for any damage to SWNMT from whatever cause, except willful action of such Participant, and the Participants mutually agree to look solely to the insurance coverage carried on SWNMT, if any, for recovery of such damages. The cost of any non-insured damage shall be shared by the Participants in accordance with their respective ownership interests in SWNMT.

28.3 Notwithstanding Section 28.1, it is mutually agreed as follows:

(a) PNM shall indemnify and hold harmless CPS and EPE from and against any liability for death, injury, loss or damage to PNM’s customers arising out of electric service to such customers caused by the operation or failure of operation of SWNMT.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 44
Rate Schedule FERC No. 78

(b) CPS shall indemnify and hold harmless PNM and EPE from and against any liability for death, injury, loss or damage to CPS’s customers arising out of electric service to such customer caused by the operation or failure of operation of SWNMT.

(c) EPE shall indemnify and hold harmless PNM and CPS from and against any liability for death, injury, loss or damage to EPE’s customers arising out of electric service to such customer caused by the operation or failure of operation of SWNMT.

(d) Provided, however, that the agreement to indemnify shall not extend to liability, claims, damages, losses or expenses, including attorney fees, arising out of:

A. the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs, or specifications by the indemnitee, or the agents or employees of the indemnitee; or

B. the giving of or the failure to give directions or instructions by the indemnitee, or the agents or employees of the indemnitee, where such giving or failure to give directions or instructions is the primary cause of bodily injury to persons or damage to property.

The word “indemnify” as used in this section includes, without limitation, as agreement to remedy damage or loss caused in whole or in part by the negligence,

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 45
Rate Schedule FERC No. 78

act, or omission of the indemnitee, the agents or employees of the indemnitee, or any legal entity for whose negligence, acts or omissions any of the foregoing may be liable.

26.4 No Participant shall be liable to any of the other Participants for damage or injury to any property owned by such Participants not the subject of this Agreement resulting from the operation or failure of operation of SWMNT, regardless of which of the Participants may have caused such injury or damage.

26.5 The provisions of this Section 28 shall not be construed so as to relieve any insurer of its obligation to pay any insurance proceeds in accordance with the terms and conditions of the applicable insurance policies.

29.0 WAIVER OF RIGHT TO PARTITION: Upon completion of each Phase of SWNMT the Participants will accept title thereto as tenants in common, with each Participant having an undivided interest in the percentage which is set out. The Participants agree that their interests shall be held in such tenancy in common for the duration of this Agreement, including any extensions thereof. For the term of this Agreement, the Participants hereby waive the right to partition the SWNMT (whether by partition in kind or by sale and division of the proceeds thereof), agree that no Participant will resort to any action at law or at equity to partition the SWNMT, and waive the benefits of all laws that may now or hereafter authorize such partition.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 46
Rate Schedule FERC No. 78

30.0 MORTGAGE AND TRANSFER OF PARTICIPANTS INTERESTS:

30.1 The Participants shall have the right at any time and from time to time to mortgage, create or provide for a security interest in, or convey in trust their respective rights, titles and interest in the SWNMT to a trustee or trustees under Deeds of Trust, Mortgages or Indentures, or to secure parties under a Security Agreement, as security for their present or future bonds or other obligations or securities, and to any successors or assigns thereof, without need for the prior written consent of the other Parties, and without such mortgages, trustee or secured party assuming or becoming in any respect obligated to perform any of the obligations of the Participant.

30.2 Any mortgagee, trustee, or secured party under present or future Deeds of Trust, Mortgages, or Indentures, or security agreements of any of the Participants and any successor or assign thereof, and any receiver referee or trustee in bankruptcy or reorganization of any of the Participants, and any successor by action of law or otherwise, and any purchaser, transferee or assignee of any thereof may, without need for prior written consent of the Participants, succeed to and acquire all the rights, title and interests of such Participant in the SWMNT and may take over possession of or foreclose upon said property rights, title and interests of such Participant.

30.3 Any Participant shall have the right to transfer or assign its respective rights, titles and interests in the SWMNT without the need for prior written consent of the other Participants at any time to any corporation or to other entity acquiring all or substantially all

Issued by: John A. Whitacre, Vice president, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 47
Rate Schedule FERC No. 78

of the property of such Participant, or to any corporation or entity into which or with such Participant may be merged or consolidated, or to any corporation or entity the stock or ownership of which is wholly owned by a Participant.

30.4 In case a Participant shall wish to transfer or otherwise relinquish all or part of its ownership in the SWNMT, the right to purchase such ownership and associated cost responsibility and obligation shall be first offered to the other Participants, according to their existing interest except as provided elsewhere in Section 30. If both of those Participants elect not to purchase the offering Participant’s interest, thereafter the offering Participant may enter into an agreement with any other party to transfer, relinquish or otherwise reduce all or part of its ownership and capacity entitlement in the SWNMT. However, notwithstanding anything to the contrary contained herein, the third-party must assume all the obligations prorata of the selling Participant. Provided, that if any Participant should transfer or otherwise relinquish an operating district or division of its company which includes or is dependent in whole or in part upon that Participant’s interest is the SWNMT for its energy supply, such right of refusal shall not apply.

31.0 REGULATORY AUTHORITIES:

31.1 This Agreement is not a rate schedule as defined pursuant to 18 C.F.R. 35.2(b) of the F.P.C. regulations and is not to be so construed.

Issued by: John A. Whitacre, Vice president, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 48
Rate Schedule FERC No. 78

31.2 This Agreement is subject to all valid and applicable laws, and to all valid and applicable orders, rules and regulations of duly constituted regulatory authorities having jurisdiction, and its becoming effective is subject to any requisite regulatory approvals or other requisite action by any regulatory agency having jurisdiction. It is, however, not the intent of the Agreement that by virtue of its execution any jurisdiction or control in any form over a Party hereto will be extended to any local, state or federal agency not otherwise having jurisdiction or control over such Party.

31.3 During the course of the proceedings in Cases 1176 and 1177, before the New Mexico Public Service Commission, PNM and CPS represented to that Commission that an agreement with EPE, for the SWNMT, would be entered into to provide for EPE’s requirements. It is the intention of the Participants that this Agreement shall constitute a full and complete expression of the Participants of the arrangements governing the capacity to be made available to EPE and that it represents the fulfillment of all commitments made by PNM and CPS.

32.0 TERM: This Agreement shall continue in full force and effect for a period of thirty (30) years from the date of execution of this Agreement, or for so long as the SWNMT remains in commercial operation, whichever is longer.

33.0 MISCELLANEOUS PROVISIONS:

33.1 This Agreement is therefore entered into to set out and embody the entire understanding and agreement between the Participants to SWNMT and replaces and supersedes the December 16, 1974 letter of

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 49
Rate Schedule FERC No. 78

Principles of Agreement and all supplemental understandings or amendments thereto. In addition, this Agreement supersedes the May 26, 1976 PNM/CPS SWNMT Participation Agreement.

33.2 All Participants agree, upon request of another Participant, to make, execute and deliver any and all documents reasonably required to implement this Agreement.

33.3 The captions and headings appearing in this Agreement are inserted merely to facilitate reference and shall have no bearing upon the interpretation hereof.

33.4 This Agreement is executed in and shall be governed by the laws of the State of New Mexico.

33.5 Each term, covenant and condition of this Agreement is deemed to be an independent term, covenant and condition and the obligation of any Participant to perform all of the terms, covenants and conditions, to be kept and performed by it, is not dependent on the performance by the other Participant of any term, covenant or condition.

33.6 Subject to this Agreement becoming effective pursuant to Section 31.2, thereafter in the event any of the provisions, terms, covenants or conditions of this Agreement, or the application of any such provisions shall be held invalid to any person or circumstance by any court or agency having jurisdiction in the premises, the reminder of this Agreement, and the application of its terms, covenants or conditions to such person or circumstance shall not be affected thereby.

33.7 All costs or expenses, including all taxes or fees that the Project Manager is required to pay which are incurred by the Project

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 50

Manger in connection with the performance of its obligations as Project Manager under this Agreement, and which are not specifically allocated to the Participants in accordance herewith, shall be equitably allocated between the Participants in a manner to be mutually agreed upon by the Coordinating Committee.

34.0 NOTICES:

34.1 Any formal notice, demand or request provided for in this Agreement or given or made in connection with this Agreement, shall be deemed to be properly given or made if delivered or sent by registered or certified mail or telegram to the persons specified below:

To or upon PNM	Secretary Public Service Company of New Mexico P. O. Box 2267 Albuquerque, New Mexico 87103

To or upon CPS	Secretary Community Public Service Company 501 West Sixth Street Fort Worth, Texas 76102

To or upon EPE	Secretary El Paso Electric Electric Company P. O. Box 982 El Paso, Texas 79999

34.2 A Party may at any time by written notice change the designation or address of the person so specified.

34.3 Notices and requests of a routine character in connection with the delivery or receipt of power or energy to or from SWNMT or in connection with the operation of facilities of SWNMT shall be given in such manner as the Project Manager from time to time shall arrange.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 51
IN WITNESS WHEREOF, the Parties have hereunto caused this Agreement to be executed in Albuquerque, New Mexico this 29th day of April, 1977.

PUBLIC SERVICE COMPANY OF NEW MEXICO

ATTEST:
By
Assistant Secretary

COMMUNITY PUBLIC SERVICE COMPANY

ATTEST:
By
ASST. Secretary

EL PASO ELECTRIC COMPANY

ATTEST:
By
Asst. Secretary

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company	Original Sheet No. 52
Rate Schedule FERC No. 78

SWNMT EXHIBIT A

12/16/74 LETTER OF AGREEMENT

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 53
Rate Schedule FERC No. 78

[SEAL]	Public Service Company of New Mexico P. O. Box 2267 Albuquerque, N. M. 87103 December 16, 1974

Mr. C. L. Cooke, President
Community Public Service Company
501 West Sixth Street
Fort Worth, Texas 76102

Mr. D. H. Lane, President
El Paso Electric Company
P. O. Box 982
El Paso, Texas 79999

Gentlemen:

Subject:	Principles of Agreement for the Southwest New Mexico Transmission Project.

This letter of Principles of Agreement between El Paso Electric Company (EPE), Community Public Service Company (CPS), and Public Service Company of New Mexico (PNM) is entered into and incorporates the agreement between the parties to date relating to the participation in the two 345 KV transmission lines and related facilities known as the Southwest New Mexico Transmission Project (SWNMT).

The parties will proceed with due diligence to have completed, not later than six months from the date hereof, the final Participation Agreement and such other necessary agreements between the parties as required hereby.

The execution of this letter will enable El Paso Electric Company to withdraw its intervention in cases 1176 and 1177 before the New Mexico Public Service Commission and further will eliminate any cross examination by any party of another party’s witnesses in said

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 54
Rate Schedule FERC No. 78

Public Service Company of New Mexico

Mr. C. L. Cooke, President	-2-	December 16, 1974
Mr. D. H. Lane, President

action. Further, PNM and CPS will proceed before the New Mexico Public Service Commission to obtain their Certificates of Public Convenience and Necessity and Location Permits as filed so that the future planning of SWNMT and purchases of right-of-way may proceed as soon as possible hereafter.

The Principles of Agreement are as follows:

GENERAL

1.
The proposed lines Greenlee-Hidalgo-Luna-Blythe (Line A) and Greenlee-Hidalgo-Luna-Rio Grande (Line B) will each be built for 400 MW minimum nominal capacity suitable for emergency thermal loading of 1000 MVA.

2.
CPS will own Hidalgo Substation, PNM will own Luna Substation, EPE will own Blythe Substation. PNM will provide for Line A position at Greenlee by agreement with Tucson Gas & Electric as will EPE for Line B.

a.	The parties stipulate there will be no substations added to the system without mutual agreement.

3.
Should the parties not agree on a just and reasonable selling price of capacity in various segments mentioned below, they shall submit the case to arbitration for decision with PNM and CPS selecting one arbitrator and EPE selecting one arbitrator and the two arbitrators so selected shall select the third; any party aggrieved by the arbitrators’ award shall have the right to litigate the matter de novo in the Santa Fe District Court.

4.	To the extent excess emergency transmission capacity exists in the system of any party, such party agrees that such excess

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 55
Rate Schedule FERC No. 78

Public Service Company of New Mexico

Mr. C. L. Cooke, President		December 16, 1974
Mr. D. H. Lane, President	- 3 -

capacity may be used as emergency backup by the other parties at no charge for a reasonable period.

FOR LINE A:

5.	PNM-CPS will build Greenlee-Hidalgo by June 1976.

6.	PNM-CPS will build Hidalgo-Luna by May 1976 unless a later date is agreed to by PNM and CPS.

7.
EPE will build Luna-Blythe by May 1978 unless a later date is agreed to by CPS and PNM. EPE will not be obligated to an earlier in-service date for this section than the in-service date of the Hidalgo-Luna section set forth in #6 above.

8.	PNM – CPS will pay EPE, until December 1980, just and reasonable carrying charges for 60 miles of the 85 mile Luna-Blythe Line.

9.	EPE will purchase, in 1980, 200 MW (nominal) In Line A from Greenlee through Luna. 200 MW is not necessarily intended to be one-half of Line A’s capacity.

10.	EPE will sell, in 1980, 20 miles from Luna to Luna–Dona Ana County line, retaining 200MW through capacity (nominal) in this segment, should PNM – CPS desire.

FOR LINE B:

11.	EPE will build Line B for completion to coincide with commercial service data of Palo Verde #2.

12.	EPE will sell CPS 100 MW (nominal) in Line B from Greenlee to Hidalgo if CPS desires.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 56
Rate Schedule FERC No. 78

Public Service Company of New Mexico

Mr. C. L. Cooke, President	-4-	December 16, 1974
Mr. D. H. Lane, President

If this letter properly reflects your understanding of the Principles of Agreement, please sign the acceptance and have available for signing by the other participants by Thursday December 19, 1974.

Very truly yours,

PUBLIC SERVICE COMPANY OF NEW MEXICO

By
C. D. Bedford, Vice President

ACCEPTED:

COMMUNITY PUBLIC SERVICE COMPANY

By

Date	12-10-74

EL PASO ELECTRIC COMPANY

By

Date:	12-18-74

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 57
Rate Schedule FERC No. 78

SWNMT EXHIBIT B

Cost Responsibility and Ownership
of Facilities at Stations

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 58
Rate Schedule FERC No. 78

SWNMT Construction Phases:

The SWNMT is to be constructed in five Phases. The SWNMT Phases are as outlined pursuant to the following tables and drawings.

Legend:

Symbol	Description
345 KV shunt reactor
345 KV line or transformer disconnect switch
345 KV circuit breaker
transformer with LTC
series capacitor installation
345 KV circuit switcher
345 KV PCM
345 KV line trap
345 KV lightning arrestor

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 59
Rate Schedule FERC No. 78

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

E1 Paso Electric Company
Rate Schedule FERC No. 78	Original Sheet No. 60

SWNMT FACILITIES

I.	PHASE #1

	A.	Greenlee Substation

Project Facilities:

		Quantity	Description	Ownership

		Lot	Line Relaying, Carrier	Per	Section	11.2.1
		3	345 kV PCM’s w/stands, one w/CXR	“	“	“
		1	345 kV Line Trap	“	“	“
		Lot	Metering	“	“	“

Non-Project :
		1	345 kV Circuit Breaker	Per	PNM/TGE	Agreement
		1	Line Deadend Tower	“	“	“
		3	345 kV Lightning Arrestor	“	“	“
		1	Line Disconnect Switch	“	“	“
		Lot	Supervisory, Telemetry, Microwave	“	“	“
		Lot	Breaker Failure Relaying	“	“	“

	B.	Hidalgo Station

Project Facilities:

		Quantity	Description	Ownership

		1	Line Deadend Tower	Per	Section	11.2.1
		3	345 kV Lightning Arrestor	“	“	“
		3	345 kV PCM’s w/stands, one w/CXR	“	“	“
		1	345 kV Line Trap	“	“	“
		Lot	Line Relaying, Carrier (to Greenlee)	“	“	“
		Lot	Metering	“	“	“
		1	65 MVAR Reactor w/Relaying	Per	Section	11.3
		1	Reactor Motor Operated Circuit Switcher w/stand	“	“	“
		Lot	Switching Station Grading, Fencing, Grounding	60%	CPS,	40%	PNM
		1	Control House	“	“	“	“
		Lot	Batteries & Charger	“	“	“	“
		Lot	Bus and Fittings	100%	CPS
		Lot	Bus Support Structures	“	“
		Lot	Cable Troughs, Equipment Controls	“	“
		Lot	Supervisory, Telemetry	100%	PNM

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

E1 Paso Electric Company
Rate Schedule FERC No. 78	Original Sheet No. 61

Non-Project:

1	345-115 kV Transformer w/LTC	100%	CPS
1	345 kV Transformer Motor Operated Circuit Switcher w/stand	“	“
Lot	Station Service Equipment	“	“
1*	345 kV PCM	“	“

II.	PHASES #2 & #3

	A.	Hidalgo Station (See Dwg. B-II-A)

Project Facilities:

		Quantity	Description	Ownership

		1	Line Deadend Tower	Per	Section	11.2.2
		3	345 kV lightning Arrestors	“	“	“
		3	345 kV PCM’ s w/stands, one w/CXR	“	“	“
		1*	345 kV Line Trap	“	“	“
		Lot	Line Relaying, Communications (to Luna)	“	“	“
		Lot	Metering	“	“	“
		Lot	Breaker Failure Relaying		100%	CPS
		3	345 kV Circuit Breakers		“	“
		6	345 kV Disconnect Switches		“	“
		Lot	Bus Support Structures		“	“
		Lot	Bus and Fittings		“	“
		Lot	Equipment Controls		“	“
		Lot	Supervisory, Telemetry, Communications		100%	PNM

	B.	Luna Station (See Dwg. B-II-B)

Project Facilities:

		Quantity	Description	Ownership

		1	Line Deadend Tower	Per	Section	11.2.2
		3	345 kV PCM’ s w/stands, one w/CXR	“	“	“
		3	345 kV Lighting Arrestors	“	“	“
		1*	345 kV Line Trap	“	“	“
		Lot	Line Relaying, Communications (to Hidalgo)	“	“	“
		Lot	Metering	“	“	“

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

Original Sheet No. 62
El Paso Electric Company
Rate Schedule FERC NO. 78

1	Line Deadend Tower	Per	Section	11.2.3
3	345 kv PCM’s w/stands, one w/CXR	“	“	“
3	345 kv Lightning Arresters	“	“	“
1*	345 kv Line Trap	“	“	“
Lot	Line Relaying, Communications (to Newman)	“	“	“
Lot	Metering	“	“	“
Lot*	Reactor w/circuit Switcher and Relaying	Per	Section	11.3
Lot	Switching Station Grading, Fencing, Grounding	100%	PNM
1	Control House	“	“
Lot	Batteries and Charger	“	“
Lot	Bus Fittings	“	“
Lot	Bus Support Structures	“	“
Lot	Cable Troughs, Equipment Controls	“	“
Lot	Supervisory, Telemetry, Communications	“	“
3	345 kV Circuit Breakers	“	“
6	345 kV Disconnect Switches	“	“
Lot	Breaker Failure Relaying	“	“
Non-Project :

1	345-115 kV Autotransformer w/LTC	100%	PNM
Lot	Station Service Equipment	“	“
1*	345 kV PCM	“	“

C.	Newman Station

Project Facilities:

Quantity	Description	Ownership

1	Line Deadend Tower	Per	Section	11.2.3
3	345 kV PCM’s w/stands	“	“	“
3	345 kV Lightning Arrestors	“	“	“
1*	345 kV Line Trap	“	“	“
Lot	Line Relaying, Communication (to Luna)	“	“	“
Lot	Metering	“	“	“
Lot*	Reactor w/Circuit Switcher and Relaying	Per	Section	11.3
Lot	Switching Station Grading, Fencing, Grounding	100%	EPE
1	Control House	“	“
Lot	Batteries and Charger	“	“

Effective: April 29, 1977
Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 63
Rate Schedule FERC No. 78

		Lot	Bus Support Structures		100%	EPE
		Lot	Bus and Fittings		“	“
		Lot	Cable Troughs, Equipment Controls		“	“
		Lot	Supervisory, Telemetry, Communications		“	“
		1	345 kV Circuit Breaker		“	“
		2	345 kV Disconnect Switches		“	“
		1	345 kV line Disconnect Switch w/stand		“	“
		Lot	Breaker Failure Relaying		“	“

Non-Project:

		Lot	Station Service Equipment		100%	EPE

III.	PHASE 4 – no DONE

	A.	Greenlee Substation

Project Facilities:

		Quantity	Description	Ownership

		Lot	Line Relaying, Communications	Per	Section	11.2.4
		3	345 kV PCM’s w/stands, one w/CXR	“	“	“
		1*	345 kV Line Trap	“	“	“
		Lot	Metering	“	“	“
		Lot*	Reactor w/Circuit Switches and Relaying	Per	Section	11.3

Non-Project:

		1	Line Deadend Tower	Per	EPE/TGLE	Future	Agreement
		1	Line Disconnect Switch	“	“	“	“
		Lot*	Supervisory, Telemetry, Communications	“	“	“	“
		3	345 kV Lightning Arrestors	“	“	“	“
		Lot	Breaker Failure Relaying	“	“	“	“
		2	345 kV Circuit Breaker	“	“	“	“

	B.	Hidalgo Station - No equipment at Hidalgo required coincident with Phase #4

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 64
Rate Schedule FERC No. 78
c.    Luna Station (See Dwg. B-III-C)

Project Facilities:

Quantity	Description	Ownership

2	Line Deadend Towers	Per	Section	11.2.4
6	345 kV PCM’s w/stands, two w/CXR	“	“	“
6	345 kV Lightning Arrestors	“	“	“
2*	345 kV Line Traps	“	“	“
Lot	Line Relaying Communications	“	“	“
Lot	Metering	“	“	“
4	345 kV Line Motor Operated Disconnects w/stands	Per	Section	11.2.2-11.2.4
Lot*	Reactor w/Circuit Switcher and Relaying	Per	Section	11.3
Lot	Breaker Failure Relaying		100%	PNM
2	345 kV Circuit Breakers		“	“
4	345 kV Disconnect Switches		“	“
Lot	Bus Support Structures		“	“
Lot	Bus Fittings		“	“
Lot	Equipment controls		“	“
Lot	Supervisory, Telemetry.		“	“

Non-Project:

1	345 kV Motor Operated Transformer Disconnect	100%	PNM

D.     Rio Grande station

Project Facilities:

Quantity	Description	Ownership

1	Line Deadend Tower	Per	Section	11.2.4
3	345 kV PCM’s w/stand	“	“	“
3	345 kV Lightning Arrestors	“	“	“
1*	345 kV Line Trap	“	“	“
Lot	Line Relaying, Communications (to Luna)	“	“	“
Lot	Metering	“	“	“
Lot	Reactor w/Circuit Switcher and Relaying	Per	Section	11.3
Lot	Switching Station Grading, Fencing, Grounding		100%	EPE
1	Control House		“	“

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 65
Rate Schedule FERC No. 78

Lot	Batteries and Charger	“	“
Lot	Bus and Fittings	“	“
Lot	Bus Support Structures	“	“
Lot	Cable Troughs, Equipment Controls	“	“
Lot	Supervisory, Telemetry, Communications	“	“
1	345 kV Circuit Breaker	“	“
2	345 kV Disconnect Switches	“	“
1*	345 kV Line Disconnect Switch	“	“
Lot	Breaker Failure Relaying	“	“

Non-Project:

Lot	Station Service Equipment	100%	EPE

IV.    PHASE #5

A.    Hidalgo Station (See Dwg. B-IV-A)

Project Facilities:

Quantity	Description	Ownership
2	Line Deadend Towers	Par	Section	11.2.4
6	345 kV PCM’s w/stands, two w/CXR	“	“	“
6	345 kV Lightning Arrestors	“	“	“
2*	345 kV Line Traps	“	“	“
Lot	Line Relaying, Communications	“	“	“
Lot	Metering	“	“	“
4	345 kV Line Motor Operated Disconnects w/stands	Per	Section	11.2.1,11.2.2, 11.2.4
Lot*	345 kV Reactor w/Circuit Switcher and Relaying	Per	Section	11.3
Lot	Breaker Failure Relaying		100%	PNM
2	345 kV Circuit Breaker		“	“
4	345 kV Disconnect Switches		“	“
Lot	Bus Support Structures		“	“
Lot	Bus and Fittings		“	“
Lot	Equipment Controls		“	“
Lot	Supervisory, Telemetry		“	“

B.    Luna Station - No additional Project Facilities added at Luna.

C.    Newman Station - No additional Project Facilities added at Newman.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 66
Rate Schedule FERC No. 78

D.    Rio Grande Station - No additional Project Facilities added at Rio Grande.

NOTES:

1.    *As required
2.    All facilities include any associated equipment necessary for operation of SWNMT.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 67
Rate Schedule FERC No. 78

DRAWING B-II-B PHASES No. 2 & No. 3 FACILITIES AT LUNA

PROJECT COMPENSATION
PROJECT FACILITIES
PROJECT FACILITIES
PROJECT FACILITIES
CLR
CLR

SWNMT PROJECT

REVISION

DRAWN

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 68
Rate Schedule FERC No. 78

DRAWING B-II-B PHASES No-2 & No-3 FACILITIES AT LUNA

PROJECT COMPENSATION
(LOCATION NOT DETERMINED)
NON-PROJECT FACILITIES
HIDALGO
CKR
PROJECT FACILITIES
PHASE #2
PROJECT FACILITIES
PHASE #3
PROJECT FACILITIES
PHASE #3

SWNMT PROJECT
REVISION
DRAWN

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 69
Rate Schedule FERC No. 78

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 70
Rate Schedule FERC No. 78

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1977
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 71

EXHIBIT C

SWNMT PROJECT COMPENSATION COST AND OWNERSHIP ALLOCATION METHOD

I.	The shunt reactors are allocated pursuant to the entire line length from Greenlee Station to Newman Station for Line A and from Greenlee to Rio Grande Station for Line B.

For Line A:

Level of shunt reactive compensation needed is X %.
Level of shunt capacitive reactance of the 345 kV line is Y [ILLEGIBLE].
X % x Y [ILLEGIBLE]/100% = Z [ILLEGIBLE] = G + J + K [ILLEGIBLE]
Cost responsibility for Z [ILLEGIBLE] is allocated based on Weighted Average Line Ownership (WALO). For Line A WALO is calculated as follows:

PNM Weighted Average Line Ownership:
(60/200 x 30%) + (50/200 x 37.80%) + (90/200 x 0%) = 18.45%

CPS Weighted Average Line Ownership:
(60/200 x 30%) + (50/200 x 5.00%) + (90/200 x 0%) = 10.25%

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
lssued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 72

EPE Weighted Average Line Ownership:
(60/200 X 40%) + (50/200 x 57.20%) + (90/200 x 100%) = 71.30%

[ILLEGIBLE] responsibility for SWNMT Line A is allocated as follows:

PNM [ILLEGIBLE] Responsibility (18.45%/100%) x [ILLEGIBLE] [ILLEGIBLE] = P [ILLEGIBLE]
CPS [ILLEGIBLE] Responsibility (10.25%/100%) x [ILLEGIBLE] [ILLEGIBLE] = C [ILLEGIBLE]
EPE [ILLEGIBLE] Responsibility = (71.30%/100%) x [ILLEGIBLE] [ILLEGIBLE] = E [ILLEGIBLE]

For Line B:

Level of shunt inductive compensation is U%.
Level of shunt capacitive reactance of line is V [ILLEGIBLE].
Total shunt inductive [ILLEGIBLE] = W, calculated as follows:
(U% x V [ILLEGIBLE])/100% = W [ILLEGIBLE]

Cost responsibility for W [ILLEGIBLE] is calculated based on Weighted Average Line Ownership. For Line B EPE owns 100% initially:

PNM WALO (Line B) = 0%
CPS WALO (Line B) = 0%
EPE WALO (Line B) = 100%

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
lssued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 73

Therefore EPE is responsible for 100% of W [ILLEGIBLE]. If PNM and/or CPS exercise their option to participate in either Line B Greenlee to Hidalgo or Greenlee to Luna, a portion of W [ILLEGIBLE] will be allocated according to ownership therein.

Example of Reactor Ownership and Allocation Method:

Assume level of shunt inductive compensation desired is 100%; the level shunt capacitive     reactance of Line A is approximately 170 Mvar.
100% x 170/100% = 170 Mvar = total inductive (reactor) Mvar = G + J + K Mvar, where G is Hidalgo reactor.
Weighted Average Line Ownership for Line A is:

Line A PNM WALO = 18.45%
Line A CPS WALO = 10.25%
Line A EPE WALO = 71.30%

Line A PNM Mvar Responsibility = .1845 x 170 Mvar = 31.4 Mvar
Line A CPS Mvar Responsibility = .1025 x 170 Mvar = 17.4 Mvar
Line A EPE Mvar Responsibility = .7130 x 170 Mvar = 121.2 Mvar

Assuming PNM and CPS with their Mvar responsibility to be solely in Reactor G and G = 65 Mvar (@ 362 kV), then
PNM owns 31.4/65 or 48.31% of Reactor G
CPS owns 17.4/65 or 26.77% of Reactor G
EPE owns 16.2/65 or 24.92% of Reactor G
EPE owns 100% of Reactors J + K = 110 Mvar

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
lssued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 74

II.	The series and/or shunt capacitors of SWNMT are allocated based on the percent ownership of Participants in the SWNMT lines.

Example of Series Capacitor Ownership and Allocation Method

Assume level of series capacitive compensation desired is equivalent to 200 Mvar's.

Weighted Average Line Ownership of the SWNMT System in percent is:

WALO (Line A) + WALO (Line B)
2

For PNM:

WALO =	18.45%+ 0%	= 9.23%
2

For CPS:

WALO =	10.25%+ 0%	= 5.12%
2

For EPE:

WALO =	71.30%+ 100%	= 85.65%
2

Therefore, series capacitor ownership and cost responsibility would be, for 200 Mvar of series capacitors, would be as follows:

PNM Mvar Responsibility = 200 x .0923 = 18.46 Mvar's
CPS Mvar Responsibility = 200 x .0512 = 10.24 Mvar's
EPE Mvar Responsibility = 200 x .8565 = 171.30 Mvar's

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
lssued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: April 29, 1977

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 75

PUBLIC SERVICE COMPANY OF NEW MEXICO
ALVARADO SQUARE ALBUQUERQUE, NEW MEXICO 87156

March 18, 1983

Mr. D. G. Isbell	Mr. Owen Ringness
Vice President	Vice President
EI Paso Electric Company	Texas-New Mexico Power Company
P. O. Box 982	501 West Sixth Street
EI Paso, TX 79960	Fort Worth, TX 76102

Gentlemen:

Subject: SWNMT LETTER AGREEMENT

The purpose of this SWNMT Letter Agreement is to outline the terms and conditions under which Public Service Company of New Mexico (PNM), Texas-New Mexico Power Company ([ILLEGIBLE]), formerly Community Public Service Company, and El Paso Electric Company (EPE) agree to amend and supplement the Southwest New Mexico Transmission Project (SWNMT) Participation Agreement.

The SWNMT Participation Agreement anticipates that Line B, Phase 4 would be in-service coincident with the commercial service date of the Arizona Nuclear Power Project (ANPP) Unit 2, and that Phase 5 would be in-service coincident with the ANPP Unit 3.

EPE has entered into an agreement with Tucson Electric Power Company (TEP) that, among other things, obligates EPE to construct a 345 kV transmission line from TEP’s Springerville 345 kV Switching Station (Springerville) to Luna 345 kV Switching Station (Luna), to be in service by June 1, 1987. In conjunction with the Springerville to Luna transmission line, EPE is planning to build a 345 kV transmission line from Luna into the El Paso area. These two line segments plus associated facilities comprise the Springerville-Luna-El Paso Transmission Project.

Now, therefore, in consideration of the promises and mutual covenants herein set forth, the Parties agree that the SWNMT Participation Agreement is hereby amended and supplemented as follows:

1.
This SWNMT Letter Agreement shall become effective on the date it is executed by all the Parties hereto and shall remain in effect concurrently with the SWNMT Participation Agreement; provided that upon the in-service date of Line B (Phases 4 and 5), Items 4 and 5 herein shall no longer be in effect.

2.	EPE agrees to construct the Springerville-Luna-El Paso Transmission Project to be in service no later than June 1, 1987.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
lssued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: July 22, 1984

El Paso Electric Company Rate Schedule FERC No. 78	Public Service Company of New Mexico	Original Sheet No. 76

Mr. D. G. Isbell Mr. Owen Ringness	-2-	March 18, 1983

3.
From the commercial operation date of ANPP Unit 2 to the in-service date of EPE’s Springerville-Luna-El Paso Transmission Project, EPE shall provide emergency backup transmission service to PNM’s and TNP’s southwest New Mexico loads under a Greenlee Substation (Greenlee) to Hidalgo 345 kV Switching Station (Hidalgo) or Hidalgo to Luna transmission line outage pursuant to the provisions of Section 18.2 of the SWNMT Participation Agreement and the provisions of EPE’s respective Interconnection Agreements with PNM and TNP.

4.
For the period after EPE’s Springerville-Luna-El Paso Transmission Project is in service but prior to Line B, Phase 4 and Phase 5, in-service dates, EPE shall provide firming transmission service, without charge to PNM or TNP, via EPE’s transmission system, including the Springerville-Luna-El Paso Transmission Project, and EPE’s agreement with TEP dated April 19, 1982, such that, with any one SWNMT line segment out of service, EPE shall provides: (a) for TNP, such service as may be agreed to between TNP and EPE, if any; provided that any such agreement shall be incorporated as a supplement hereto; and (b) for PNM, firming transmission service between Greenlee, Hidalgo, and Luna in an aggregate amount not to exceed the lesser of 150 MW or the sum of PNM’s actual transmission requirements between Greenlee, Hidalgo, and Luna to transfer (1) power PNM is delivering to SWNMT via transmission owned by PNM and (2) power PNM is receiving into SWNMT from EPE, TNP or third parties via purchases or wheeling. In the event EPE’s firming transmission service for PNM and TNP hereunder requires it, PNM and TNP agree to first use their respective transmission rights in the Springerville to Greenlee or SWNMT transmission lines. The Emergency Transmission Service provisions of EPE’s contract with TEP shall not be changed or eliminated without PNM’s consent.

5.	The in-service dates for Line B, Phase 4 and Phase 5, shall be deferred until such date as may be later agreed upon by the SWNMT Coordinating Committee.

6.
Approval is hereby granted for EPE to interconnect the Springerville-Luna-El Paso Transmission Project into Luna. EPE shall submit its interconnection design plans for facilities to be constructed within Luna to the SWNMT Engineering and Operating (E&O) Committee for review and approval prior to initiation of any interconnection construction at Luna, and such approval shall not be unreasonably withheld.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
lssued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: July 22, 1984

El Paso Electric Company Rate Schedule FERC No. 78	Public Service Company of New Mexico	Original Sheet No. 77

Mr. D. G. Isbell Mr. Owen Ringness	-3-	March 18, 1983

7.
EPE shall be responsible for all costs of interconnecting the Springerville-Luna-El Paso Transmission project into Luna with the exception that PNM shall purchase one (1) 345 kV circuit breaker and any equipment related directly to said 345 kV circuit breaker. When Line B is constructed, EPE shall purchase one (1) 345 kV circuit breaker and any equipment related directly to said 345 kV circuit breaker at that time for installation at Luna. The purchase by EPE shall correspondingly reduce PNM's obligation to purchase such equipment for Line B at Luna.

8.
EPE shall replace PNM as Operating Agent for all SWNMT Project Facilities for which PNM is currently Operating Agent, beginning with the in-service date of the Springerville-Luna-El Paso Transmission Project, unless the SWNMT Coordinating Committee agrees to an earlier date for such change of Operating Agent. Cost responsibilities for the operation and maintenance of SWNMT shall not be affected by the change in Operating Agent described hereunder. To the extent PNM has no use for such equipment, EPE shall have the right to use communication and control equipment that is in place as a result of PNM’s tenure as Operating Agent. EPE shall notify TEP that EPE is replacing PNM as SWNMT Operating Agent, and as such EPE will assume control of the SWNMT interconnection with TEP at Greenlee Substation. EPE, as Operating Agent, shall comply with all the duties and responsibilities applicable to the Operating Agent as set forth in the SWNMT Participation Agreement.

9.
Prior to the in-service date of the Springerville-Luna-El Paso Transmission Project, the SWNMT E&O Committee shall establish rules and procedures required by Section 18.1 of the SWNMT Participation Agreement. Additionally, the SWNMT E&O Committee shall determine any changes that will be required pursuant to Section 23 of the SWNMT Participation Agreement as a result of the Operating Agent change.

10.
No Party shall be considered to be in default in respect of any obligation under this Letter Agreement if prevented from fulfilling such obligation by reason of “uncontrollable forces.” The term “uncontrollable forces” shall be deemed to mean any cause which is beyond the control of the Party affected, including, but not limited to, injunction, fire, strike, riot, explosion, flood, accident, breakdown, Acts of God or a public enemy, or other acts or conditions beyond a Party’s control, or as a result of the voluntary cooperation by the Party in any method of operating, or in any program recommended or requested by civil or military authorities during a national, state or

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
lssued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: July 22, 1984

El Paso Electric Company Rate Schedule FERC No. 78	Public Service Company of New Mexico	Original Sheet No. 78

Mr. D. G. Isbell Mr. Owen Ringness	-4-	March 18, 1983

local emergency, the Party shall not be liable to the other Party hereunder. Furthermore, each Party shall not be liable for damage occasioned by interruption of service when such interruptions are necessary to make repairs or changes in the Party’s equipment and facilities. Each party hereby expressly waives its right to assert claims against the other Party for damages caused by any interruption, irregularity, defect or failure described in this paragraph. Nothing contained herein shall be construed to obligate a Party to forestall or settle a strike against its will.

If the foregoing terms and conditions are acceptable to you, please so indicate by signing and dating all three originals of this Letter Agreement and returning all originals to PNM. I will return one original to each of you after they have been executed by all Parties.

Sincerely, /s/ C. D. Bedford C. D. Bedford Sector Vice President

Accepted and agreed to this 22nd day of July, 1984.

TEXAS-NEW MEXICO POWER COMPANY

By

Its	Vice President

Accepted and agreed to this 18th day of March, 1983.

EL PASO ELECTRIC COMPANY

By

Its	Vice President

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
lssued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: July 22, 1984

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 79

El Paso Electric Company P.O. Box 982 El Paso, Texas 79960 (915) 543-5711

June 11, 1984

Mr. J. M. Tarpley Vice President Texas-New Mexico Power Company 501 West Sixth Street Fort Worth, Texas 76102	Mr. C. D. Bedford Senior Vice President Public Service Company of New Mexico Alvarado Square Albuquerque, New Mexico 87158

Gentlemen:

SWNMT LETTER AGREEMENT––SUPPLEMENT

The purpose of this SWNMT Letter Agreement––Supplement is to outline the terms and conditions under which Public Service Company of New Mexico (PNM), Texas-New Mexico Power Company (TNP), formerly Community Public Service Company, and El Paso Electric Company agree to amend and supplement the SWNMT Letter Agreement dated March 18, 1983, as requested by TNP.

Now, therefore, in consideration of the premises and mutual covenants herein set forth and in the SWNMT Letter Agreement, the Parties agree that the SWNMT Letter Agreement is hereby amended and supplemented as follows:

1.	Paragraph 4 of the SWNMT Letter Agreement is deleted in its entirety and a new Paragraph 4 is added to read as follows:

“For the period after EPE’s Springerville-Luna-El Paso Transmission Project is in service but prior to Line B, Phase 4 and Phase 5, in-service dates, EPE shall provide firming transmission service without charge to PNM or TNP via EPE’s transmission system, including the Springerville-Luna-El Paso Transmission Project and EPE’s agreement with TEP dated April 19, 1982, such that, with any one SWNMT line segment out of service, EPE shall provide: (a) for TNP, firming transmission service between Greenlee, Hidalgo and Luna in an aggregate amount not to exceed the lesser of TNP’s respective SWNMT rights between Greenlee and Hidalgo and between Hidalgo and Luna or the sum of TNP’s respective actual transmission requirements between Greenlee and Hidalgo and between Hidalgo and Luna to transfer (1) power TNP is delivering into SWNMT via transmission owned by TNP and (2) power TNP is receiving into SWNMT from EPE, PNM or third parties via purchases or wheeling; and (b) for PNM, firming transmission service between Greenlee, Hidalgo and Luna in an aggregate amount not to exceed the lesser of 150 MW or the sum of PNM’s actual transmission requirements between Greenlee, Hidalgo, and

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: July 5, 1984
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	EL PASO ELECTRIC COMPANY	Original Sheet No. 80
Rate Schedule FERC No. 78

Mr. J. M. Tarpley
Mr. C. D. Bedford

June 11, 1984

Luna to transfer (1) power PNM is delivering to SWNMT via transmission owned by PNM and (2) power PNM is receiving into SWNMT from EPE, TNP or third parties via purchases or wheeling. In the event EPE’s firming transmission service for PNM and TNP hereunder requires it, PNM and TNP agree to first use their respective transmission rights in the Springerville to Greenlee, SWNMT and Luna to Central to Hidalgo transmission lines as well as other applicable transmission facilities. The Emergency Transmission Service provisions of EPE’s contract with TEP shall not be changed or eliminated without PNM’s consent.”

2.	Paragraph 8 of the SWNMT Letter Agreement shall be supplemented by the addition of the following sentence:

“Any direct one-time cost to be incurred as a result of EPE’s replacement of PNM as Operating Agent for all SWNMT Project Facilities which would not have occurred had PNM continued as Operating Agent shall be the sole responsibility of EPE.”

3.	Paragraph 10 of the SWNMT Letter of Agreement is deleted in its entirety and a new Paragraph 10 is added to read as follows:

“No Party shall be considered to be in default, and as such shall not be liable to any other Party, with respect to any obligation under this Letter Agreement if prevented from fulfilling such obligation by reason of “uncontrollable forces.” The term “uncontrollable forces” shall be deemed to mean any cause which is beyond the control of the Party affected, including, but not limited to, injunction, fire, strike, riot, explosion, flood, accident, breakdown, acts of God or a public enemy restraint by court order, or other acts or conditions beyond a Party’s control. Furthermore, a Party shall not be liable for damage occasioned by interruption of service when such interruptions are necessary to make repairs or changes in the Party’s equipment and facilities. Each Party hereby expressly waives its right to assert claims against the other Party for damages caused by any interruption, irregularity, defect or failure described in this paragraph. Nothing contained herein shall be construed to obligate a Party to forestall or settle a strike against its will.”

4.	The SWNMT Letter Agreement shall be supplemented by the addition of Paragraph 11 which shall read as follows:

“In the event EPE becomes unable to furnish TNP the firming transmission service described in Paragraph 4 of this SWNMT Letter Agreement when all portions of the interconnected transmission system (with the exception of the one SWNMT line segment which is out of service) are

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: July 5, 1984
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	EL PASO ELECTRIC COMPANY	Original Sheet No. 81
Rate Schedule FERC No. 78

Mr. J. M. Tarpley
Mr. C. D. Bedford

June 11, 1984

operational, EPE shall construct and pay for a 115 KV transmission line from Luna to Hidalgo having sufficient capacity to provide TNP the firming service or such other alternative arrangement agreeable to both TNP and EPE. Nothing in this SWNMT Letter Agreement––Supplement shall preclude EPE from including, as a part of EPE’s transmission account booked expense and investment, that expenses and investment associated with the 115 KV transmission line referenced herein for ratemaking purposes. Upon completion of the 115 KV transmission line (or the alternative arrangement, as appropriate), EPE’s firming transmission service obligations to TNP under Paragraph 4 of this SWNMT Letter Agreement shall be terminated.

The SWNMT Letter Agreement as amended and supplemented by this SWNMT Letter Agreement Supplement shall remain in full force and effect.

If the foregoing terms and conditions are acceptable to you, please so indicate by signing and dating all three originals of this SWNMT Letter Agreement––Supplement and returning all originals to EPE. I will return one original to each of you after they have been executed by all Parties.

Sincerely,

/s/ R. E. York
R. E. York
Senior Vice President

Accepted and agreed to this 5th day of July, 1984.

PUBLIC SERVICE COMPANY OF NEW MEXICO
By

Its Senior Vice President

Accepted and agreed to this 11th day of June, 1984.

TEXAS-NEW MEXICO POWER COMPANY
By	J
Its Vice President

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: July 5, 1984
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 82
Rate Schedule FERC No. 78

EPE-TNP-PNM

AMENDMENT NUMBER THREE

TO THE

SOUTHWEST NEW MEXICO TRANSMISSION PROJECT

PARTICIPATION AGREEMENT

Execution Copy

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1987
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 83
Rate Schedule FERC No. 78
EPE-TNP-PNM

AMENDMENT NUMBER THREE

TO THE

SOUTHWEST NEW MEXICO TRANSMISSION PROJECT

PARTICIPATION AGREEMENT

1.	PARTIES:

The Parties to this Amendment Number Three are: Public Service Company of New Mexico, a New Mexico corporation, (“PNM”), Texas-New Mexico Power Company, formerly Community Public Service Company, a Texas corporation, (“TNP”) and El Paso Electric Company, a Texas corporation, (“EPE”). PNM, TNP and EPE are also sometimes referred to individually as “Participant” and collectively as “Participants.”

2.	RECITALS:

2.1.
The Participants have previously entered into an agreement entitled “Southwest New Mexico Transmission Project Participation Agreement dated April 11, 1977, (the “SWNMT Participation Agreement”).” The SWNMT Participation Agreement was amended and supplemented by a letter agreement entitled “SWNMT Letter Agreement” dated March 18, 1983, on the letterhead of PNM, the terms and conditions of which were accepted

Execution Copy

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1987
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 84
Rate Schedule FERC No. 78

and agreed to on March 18, 1983, by EPE and on July 22, 1984 by TNP. The SWNMT Participation Agreement and the SWNMT Letter Agreement were amended and supplemented by a letter agreement entitled “SWNMT Letter Agreement--Supplement” dated June 11, 1984 on the letterhead of EPE, which was accepted and agreed to by PNM on July 5, 1984 and on June 11, 1984 by TNP. The SWNMT Letter Agreement and the SWNMT Letter Agreement--Supplement respectively, represent the first and second amendments to the SWNMT Participation Agreement.

2.2.
By this Amendment Number Three to the SWNMT Participation Agreement, PNM, TNP and EPE want to formally readopt the terms and conditions of the SWNMT Letter Agreement and the SWNMT Letter Agreement--Supplement and to amend and supplement the SWNMT Letter Agreement and the SWNMT Letter Agreement--Supplement as hereinafter provided.

3.	EFFECTIVE DATE:

This Amendment Number Three shall become effective when executed by all Participants.

4.	AGREEMENT:

In consideration of the premises and mutual covenants

Execution Copy

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1987
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 85
Rate Schedule FERC No. 78
set forth herein, the Participants agree as follows:

4.1.	The SWNMT Letter Agreement and the SWNMT Letter Agreement--Supplement, as supplemented and amended herein, are formally readopted by PNM, TNP and EPE.

4.2.	Paragraph 2 of the SWNMT Letter Agreement is deleted and the following Paragraph 2 is inserted instead:

“2.    EPE shall construct the Springerville-Luna-El Paso Transmission Project to be in service no later than December 31, 1990.”

5.	GOVERNING LAW:

The SWNMT Participation Agreement, SWNMT Letter Agreement, the SWNMT Letter Agreement-Supplement and this Agreement shall be interpreted, governed by and construed under the laws of the State of New Mexico or the laws of the United States, as applicable, as if executed and to be performed wholly within the State of New Mexico.

6.	FULL FORCE AND EFFECT:

Except as provided herein, the Southwest New Mexico Transmission Project Participation Agreement, the SWNMT Letter Agreement and the SWNMT Letter Agreement--Supplement, as amended and supplemented by

Execution Copy

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29,1987
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 86
Rate Schedule FERC No. 78
this Amendment Number Three, shall remain in full force and effect.

7.	SIGNATURE CLAUSE:

The signatories hereto represent that they have been appropriately authorized to enter into this Amendment Number Three on behalf of the Participant for whom they sign. This Amendment Number Three is hereby executed as of the 29th day of April, 1987.

PUBLIC SERVICE COMPANY OF NEW MEXICO

By
President
ATTEST:

Secretary

TEXAS-NEW MEXICO POWER COMPANY

By
President and Chief Operating Officer

ATTEST:

Secretary

EL PASO ELECTRIC COMPANY

BY
President and Chairman of the Board
ATTEST:

Secretary

Execution Copy
April 6, 1987

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: April 29, 1987
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company
Rate Schedule FERC No. 78	Original Sheet No. 87

AMENDMENT NUMBER 4

TO THE

SOUTHWEST NEW MEXICO TRANSMISSION PROJECT
PARTICIPATION AGREEMENT
DATED APRIL 11, 1977

AMONG

EL PASO ELECTRIC COMPANY,

TEXAS-NEW MEXICO POWER COMPANY

AND

PUBLIC SERVICE COMPANY OF NEW MEXICO

This Amendment Number 4 is made this 18th day of May, 1988, among El Paso Electric Company, a Texas corporation, hereinafter referred to as “EPE”; Texas-New Mexico Power Company, a Texas corporation, hereinafter referred to as “TNP”; and Public Service Company of New Mexico, a New Mexico corporation, hereinafter referred to as “PNM”. EPE, TNP, and PNM are jointly herein referred to as the “Parties” or “Participants”.

WITNESSETH:

WHEREAS, the Parties have heretofore entered into the Southwest New Mexico Transmission Project Participation Agreement (SWNMT Agreement) dated April 11, 1977; and

WHEREAS, the SWNMT Agreement has been amended and supplemented by (i) the SWNMT Letter Agreement, dated March 18, 1983, and agreed to by TNP on July 22, 1984; (ii) the SWNMT Letter Agreement--Supplement, dated

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: May 18, 1988

El Paso Electric Company
Rate Schedule FERC No. 78	Original Sheet No. 88

June 11, 1984, and agreed to by PNM on July 5, 1984; (iii) the EPE-TNP-PNM Amendment Number 3 to the SWNMT Agreement, dated April 29, 1987; hereinafter collectively referred to as the Agreement; and

WHEREAS, Southwest New Mexico Transmission Project (SWNMT) Audit Report 84-38 (May 1, 1981, through August 31, 1983) has caused the Parties to conclude that certain changes are appropriate in Section 17 (“Operation and Maintenance”), and Section 27 (“Operating Insurance”) of the Agreement.

NOW, THEREFORE, in consideration of the provisions and mutual covenants set forth herein, the Parties agree that the Agreement is hereby amended and supplemented as follows:

1.	New Paragraph 17. 4.10. A new Section 17.4.10 shall be added to Section 17 after paragraph 17.4.9 to read as follows:

“17.4.10 Investigate, adjust, defend, and settle any and all claims made by any Participant or any third party, arising out of Operating Work; provided that the Operating Agent shall give the other Participants prompt notice of any claims that may exceed $100,000.00, as such claims are known.”

2.	Amended Section 27. Sections 27.1 through 27.6 of Section 27 are deleted in their entirety and new Sections 27.1 through 27.6 are added to read as follows:

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: May 18, 1988

El Paso Electric Company
Rate Schedule FERC No. 78	Original Sheet No. 89

“27.1 The Participants shall individually maintain Comprehensive General Liability Insurance for Bodily Injury and Property Damage, covering their ownership in and/or existence of the SWNMT, including liability which may arise out of either their performance or their nonperformance of Operating Work as required by or called for in this Agreement. The above required liability coverage may be provided by each Participant either by a separate and individual policy issued for this specific purpose or by inclusion in each Participant’s corporate liability coverage.

27.2 Each Party shall maintain Comprehensive Automobile Liability Insurance for Bodily Injury and Property Damage, covering all automotive equipment used by it in connection with the SWNMT. This coverage may be provided either by a separate and individual policy issued for this specific purpose or by inclusion in each Participant’s Corporate Comprehensive Automobile Liability Insurance coverage.

27.3 If applicable, each Party shall maintain Aircraft Liability Insurance for Bodily Injury and Property Damage, covering all aircraft, whether fixed or rotary wing type, used by it in connection with the SWNMT. This coverage may be provided either by a separate and individual policy issued for this specific purpose or by inclusion in each Participant’s Corporate Aircraft Liability Insurance coverage.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: May 18, 1988

El Paso Electric Company	Original Sheet No. 90
Rate Schedule FERC No. 78

27.4 Each Party shall maintain Workers’ Compensation and Employers’ Liability Insurance covering its employees engaged in any work in connection with the SWNMT. Such insurance shall comply with all applicable statutory provisions of the States of Arizona and/or New Mexico and/or Texas. This coverage may be provided either by a separate and individual policy issued for this specific purpose or by inclusion in each Participant’s Workers’ Compensation and Employers’ Liability Insurance Coverage.

27.5 In the event that any Party shall be or elect to become self-insured for any or all of the insurance coverages required of a Party, said Party may do so without obligation to notify the other Parties of such self-insurance and such self-insurance shall be deemed in compliance with this Section 27.

27.6 At the request of any Party, Certificates of Insurance or other sufficient evidence of insurance or self-insurance shall be promptly provided. Such evidence of insurance shall provide for no less than thirty (30) days’ notice of any cancellation or material change.”

Except as amended by the provisions set forth in this Amendment Number 4, all of the terms and conditions of the Agreement shall remain in full force and effect.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: May 18, 1988
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 91
Rate Schedule FERC No. 78

IN WITNESS WHEREOF, the Parties have caused this Amendment Number 4 to be executed as of the day and year first set forth herein.

EL PASO ELECTRIC COMPANY

By
Vice President

TEXAS-NEW MEXICO POWER COMPANY

By
Vice President

PUBLIC SERVICE COMPANY OF NEW MEXICO

By
Vice President, Revenue Management Electric Operations

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: May 18, 1988
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

E1 Paso Electric Company	Original Sheet No. 92
Rate Schedule FERC No. 78

AMENDMENT NO. 5 TO THE
SWNMT PARTICIPATION AGREEMENT

This Amendment No. 5 to the SWNMT Participation Agreement is entered into by and among. Public Service Company of New Mexico, a New Mexico Corporation (“PNM”), Texas-New Mexico Power Company, formerly Community Public Service Company, a Texas corporation (“TNP”) and El Paso Electric Company, a Texas corporation (“EPE”), herein individually the “Party” and collectively the “Parties” (herein, “Amendment No. 5.”).

RECITALS

A.    The Parties have previously entered into an agreement entitled “Southwest New Mexico Transmission Project Participation Agreement” dated April 11, 1977 (the “SWNMT Participation Agreement”).

B.    The SWNMT Participation Agreement has been amended and supplemented by (i) the “SWNMT Letter Agreement” dated March 18, 1983, the terms and conditions of which were accepted and agreed to on March 18, 1983 by EPE and on July 22, 1984 by TNP, (ii) the “SWNMT Letter Agreement-Supplement” dated June 11, 1984 which was accepted and agreed by PNM on July 5, 1984 and by TNP on June 11, 1984, (iii) Amendment No. 3 dated April 27, 1987, and (iv) Amendment No. 4 dated May 18, 1988 (collectively, together with the SWNMT Participation Agreement, the “SWNMT Agreement, as amended”). Unless otherwise defined herein, the terms defined in the SWNMT Agreement, as amended, are used herein as therein defined.

C.    It is the intention of the Parties that the terms and conditions of the SWNMT Agreement, as amended, be affirmed and that certain additional terms and conditions as set forth herein be expressed. Specifically, the Parties’ intention is that the terms and conditions of the SWNMT Agreement, as amended, with respect to the Primary Purposes and the Secondary Purposes of SWNMT, and the Capacity Entitlement and ownership rights of the Parties in and to SWNMT are affirmed as expressed in the SWNMT Agreement, as amended, except as expressly modified by Amendment No. 5.

D.    At the time that the SWNMT Participation Agreement was entered into by the Parties, the Parties anticipated that the New Mexico Transmission System (NMTS or “System”) and the Arizona transmission system would be developed by EPE, PNM and third parties in a manner that would have resulted in greater NMTS transmission capability. However, neither the NMTS nor the Arizona transmission system developed in such a manner. The result of this changed development was

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: November 21, 1994
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

E1 Paso Electric Company	Original Sheet No. 93
Rate Schedule FERC No. 78

that EPE and PNM had a dispute over the capability of the southern New Mexico transmission system (SNMTS) in relation to total System capability.

E.    To reach a settlement of the EPE-PNM dispute referenced above, EPE has proposed to install a phase shifting transformer (PST) on its 345 KV transmission line between the West Mesa and Arroyo substations. PNM has agreed with EPE in the Phase Shifter Support Principles dated February 22, 1994, (attached hereto as Exhibit A) and EPE and PNM have presented evidence to TNP that such an installation will result in Southern New Mexico Import Capability of up to approximately 890 MW under N-l Conditions with a PST base setting of 149 MW.

F.    The Parties recognize an 890 MW value for deriving allocations for SWNMT Line A for the purpose of reaching the settlements set forth in this Amendment No. 5.

G.    The purpose of this Amendment No. 5 is to (i) implement the negotiated allocation of a portion of the 890 MW to SWNMT Line A as Firm Transfer Capability, (ii) implement terms and conditions whereby each Party may utilize its rights up to its Capacity Entitlements on a non-firm basis when Usable SNMIC is available and (iii) implement terms and conditions whereby each Party may ultimately realize the ownership rights, Capacity Entitlement, and other rights each Party anticipated to be available pursuant to the SWNMT Participation Agreement.

H.    This Amendment No. 5 is pursuant to and subject to the terms and conditions of the SWNMT Agreement, as amended. In consideration of the mutual agreements herein contained, and of the mutual benefits to be derived from this Amendment No. 5, PNM, TNP and EPE hereby covenant and agree to amend the SWNMT Agreement, as amended, as follows. It is expressly agreed that this Amendment No. 5 is part of a negotiated settlement among the Parties and has unique characteristics involving mutual considerations and compromises made in order to reach such settlement. As such, this Amendment No. 5 shall not constitute precedent, nor be cited by any Party for interpretation of any right or procedure in any other matter, except as may be expressly set forth herein.

I.    The terms and conditions of this Amendme~~n~~t No. 5 are based on negotiations resulting from certain studies and analyses made by EPE and PNM as the operating agents for the WNMTS and SNMTS, and such studies have been shared with TNP. In particular, it is understood that the Parties are relying on the results of these studies for purposes of the compromises and settlement as set forth herein.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: November 21, 1994
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 94

J.    EPE is the Applicant in NMPUC Case No. 2527, in Which PNM and TNP are intervenors. Concurrent with the execution of this Amendment No. 5, the Parties shall enter and file a stipulation in NMPUC Case No. 2527 which shall support the installation of EPE’s phase shifting transformer in that case.

K.    Concurrent with the execution of this Amendment No. 5, TNP and PNM shall enter into a separate agreement whereby TNP and PNM amend Service Schedule G, as previously amended, of the Interconnection Agreement dated February 28, 1974 between TNP and PNM.

L.    Concurrent with the execution of this Amendment No. 5, TNP and EPE shall enter into a separate agreement whereby TNP and EPE amend Service Schedule C of the Interchange Agreement dated April 29, 1987 between TNP and EPE.

M.    Concurrent with the execution of this Amendment No. 5, TNP, EPE and PNM shall enter into a separate agreement whereby TNP, EPE, and PNM agree to EPE’s Airport Substation design plans and operation.

N.    Concurrent with the execution of this Amendment No. 5, EPE and PNM shall enter into a separate agreement whereby EPE and PNM amend Service Schedule A to the Interconnection Agreement dated July 16, 1966 between EPE and PNM.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises, the agreements, representations and undertakings of the Parties set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as set forth above and as follows:

ARTICLE I
EFFECTIVENESS AND TERM

Section l.l Effective Date. This Amendment No. 5 shall become effective on the date it is signed by the Parties. The terms and conditions that affect system operations shall be implemented on the first day of the month following the filing of this Amendment No. 5 with the Federal Energy Regulatory Commission (FERC).

Section 1.2 Term. The term of this Amendment No. 5 shall continue in full force and effect for so long as the SWNMT Agreement, as amended, shall remain in affect. Provided, however, if the phase shifting transformer EPE is proposing to install pursuant to NMPUC Case No. 2527 is not in operation by May 1, 1996, or if any required Bankruptcy Court or regulatory approval, including approval of EPE’s CCN in NMPUC Case No. 2527 or acceptance for filing of this Amendment

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: November 21, 1994
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 95

No. 5 by FERC, is not obtained, or if such approval requires modifications to this Amendment No. 5 that are unacceptable to the Parties, this Amendment No. 5 shall terminate and thereafter be of no further force or effect. Within thirty (30) days of the execution of this Amendment No. 5, EPE agrees to either (i) seek Bankruptcy Court approval or (ii) issue a written notification to PNM and TNP that such approval is not required for EPE’s performance under this Amendment No. 5.

ARTICLE II
DEFINITION OF TERMS

Firm Transfer Capability means that share of the Southern New Mexico Import Capability that is attributable to the presence of Line A in the NMTS under N-l Conditions.

Firming Transmission Service means transmission service that is provided by EPE for a period of time coincident with the outage of any segment of Line A in order to replace the transmission capability lost by TNP and PNM as the result of such outage.

N-1 Conditions means an operating state of the System in which all System transmission components are operable and in their normal configuration and power and associated energy flows on the System are constrained by the ability of the System to continue to operate in a stable and reliable manner in the event of the failure of the single most critical System transmission component.

N-2 Conditions means an operating state of the System in which, except for a single System transmission component, all System transmission components are operable and configured as necessary to respond to the failure of the next single most critical System transmission component. During N-2 Conditions, power and associated energy flows on the System are constrained by the capability of the System to continue to operate in a stable and reliable manner in the event of the failure of the next single most critical System transmission component then operable.

Southern New Mexico Import Capability or “SNMIC” means the firm capability of the SNMTS to accommodate the arithmetic sum of the amounts of power and associated energy, measured in MWs, (a) from Greenlee to Hidalgo across Line A of the SWNMT (measured at Greenlee), (b) from Springerville to Luna across the Arizona Interconnection Project (measured at Springerville), (c) from West Mesa to Arroyo across EPE’s West Mesa to Arroyo 343 kV transmission line (measured at West Mesa), (d) from West Mesa to Belen across Plains Generation & Transmission Cooperative’s West Mesa to Belen 115 kV transmission line (measured at West Mesa)

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: November 21, 1994
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company Rate Schedule FERC No. 78	Original Sheet No. 96

and (e) other future interconnection points. Southern New Mexico Import Capability is determined from power system studies that are used to develop monograms which are graphical representations of the safe and reliable operating limits of the System while maintaining acceptable levels of voltages and line loadings.

Transmission Improvements means the installation of facilities which increase the SNMIC without decreasing the transmission capability of another Party’s system or the ability of that Party to use its transmission capability, as measured in accordance with the applicable WSCC criteria, guidelines or policies.

Usable SNMIC means the difference between actual import levels and limits in place under N-1 Conditions and N-2 Conditions, as appropriate, which is available to the Parties on a non-firm basis.

ARTICLE III
FIRM TRANSFER CAPABILITY OF LINE A

Section 3.1    Prior to the in-service date of EPE’s PST, the Parties agree that PNM shall limit its use of the Firm Transfer Capability of Line A to 50 MW and TNP shall limit its use of the Firm Transfer Capability of Line A to 80 MW. These limits, along with limits in place on total SNMIC which are applicable to EPE, are based on a negotiated allocation of SNMIC that will enable the Parties to meet their respective needs in the pre-PST period, within the current constraints on the NMTS and based on a pre-PST SNMIC of up to 842 MW under N-l Conditions, which is derived from current agreements between PNM and EPE.

Section 3.2    EPE and PNM have performed certain engineering studies of the System. Based on an allocation negotiated from these studies, the Parties agree that the Firm Transfer Capability of Line A shall be 267 MW in the post-PST period. Upon the in-service date of EPE’s PST, the Parties agree that the Firm Transfer Capability of Line A shall be 267 MW, unless increased as provided in this Amendment No. 5, and such Firm Transfer Capability of Line A shall be allocated among the Parties as follows:
(a)    to EPE, 107 MW;
(b)    to PNM, 80 MW; and
(c)    to TNP, 80 MW.

Section 3.3    Of its 80 MW of Firm Transfer Capability in the post-PST period, PNM hereby permanently and irrevocably assigns, transfers and conveys to EPE for all intents and purposes 30 MW of the Firm Transfer Capability. PNM retains 50 MW of Firm Transfer Capability.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: November 21, 1994
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 97
Rate Schedule FERC No. 78

Section 3.4    Of its 107 MW of Firm Transfer Capability in the post-PST period, EPE hereby permanently and irrevocably assigns, transfers and conveys to TNP for all intents and purposes 30 MW of the Firm Transfer Capability. This assignment, transfer and conveyance by EPE to TNP is not conditioned or restricted in any manner upon the ownership by EPE of the Firm Transfer Capability assigned by PNM to EPE in Section 3.3.

Section 3.5    As the result of the allocation of the Firm Transfer Capability in Section 3.2 and the assignment, transfer and conveyance of 30 MW of Firm Transfer Capability in Section 3.3 and 3.4, the Firm Transfer Capability of each Party in the post-PST period shall be as follows:

(a)	to EPE, 107 MW;

(b)	to PNM, 50 MW; and

(c)	to TNP, 110 MW.

Section 3.6    PNM and EPE agree to construct and operate their respective separate transmission systems so that TNP’s Firm Transfer Capability or rights to such Firm Transfer Capability are not affected. TNP agrees to construct and operate its separate transmission system so that PNM’s and EPE’s Firm Transfer Capability or rights to such Firm Transfer Capability are not affected.

Section 3.7    The Parties acknowledge that certain modifications to the non-NMTS system by third parties external to the system may increase or decrease, either temporarily or permanently, the SNMIC. The Parties agree that increases in SNMIC resulting in these particular instances will be shared among Line A and the other 345 kv SNMTS import lines and allocated among the Parties in the same proportion as SNMIC is being shared in this Amendment No. 5 pursuant to Section 3.2 for a period of time consistent with the duration of such increase or until such increase is offset by a similarly-caused decrease in SNMIC.

Section 3.8

3.8.1    The Parties acknowledge that Transmission Improvements may also increase SNMIC. The Party or Parties making such Transmission Improvement shall retain the additional SNMIC thus created, unless any other Party participates in the cost of such Transmission Improvement in a mutually agreeable manner.

3.8.2    The Parties agree that if the studies outlined in paragraph 4 of the Phase Shifter Support Principles result in a maximum SNMIC of greater than 890 MW with a PST Base Setting of 149 MW, TNP shall receive a one-time allocation of ten percent (10%) of such increase (to the nearest whole megawatt) to its Firm Transfer Capability. Once these studies are completed and this allocation, if any, made to TNP, Section 3.5 shall be modified accordingly and this Section 3.8.2 shall no longer be in effect.

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: November 21, 1994

EI Paso Electric Company	Original Sheet No. 98
Rate Schedule FERC No. 78

Section 3.9

3.9.1     The Parties acknowledge that the PST Base Setting of 149 MW as set forth in the Phase Shifter Support Principles is the basis for a SNMIC of 890 MW. The Parties further recognize that settings above the PST Base Setting are subject to the agreement of PNM, EPE and the party requesting service, and that such increased capability shall be usable by the party or parties paying for such increased import capability. The first such instance is expected to be EPE’s and PNM’s agreement to provide up to 50 MW of firm transmission service to Plains Electric Generation and Transmission Cooperative, Inc., which service will increase the PST Base Setting above 149 MW on a MW-for-MW basis. To the extent that SNMIC is greater than 890 MW for reasons other than permanent or temporary changes or adjustments to the PST Base Setting, this higher amount of SNMIC shall be used to determine the amount of Usable SNMIC, one third of which shall be allocated to the Parties pursuant to (a), (b) and (c) of Section 3.9.3.

3.9.2    The Parties acknowledge that under some System conditions the actual imports on the SNMTS are at a level less than 890 MW or the maximum SNMIC available under the operating nomogram then in effect. The extent to which actual imports on the SNMTS are at a level less than 890 MW or the maximum SNMIC available under the operating nomogram then in effect, and this results in non-firm transfer capability being available in addition to the Firm Transfer Capability of the Parties set forth in Section 3.5, one third of such additional non-firm transfer capability (herein, “Usable SNMIC”) shall be allocated to the Parties pursuant to (a), (b) and (c) of Section 3.9.3.

3.9.3     To the extent that Usable SNMIC is available under the operating nomogram in affect in any hour, one third of the Usable SNMIC shall be allocated to Line A and shall be allocated on a non-firm basis among the Parties, up to an amount equal to the difference between that Party’s Firm Transfer Capability (as set forth in Section 3.5) and its Capacity Entitlement (for TNP 150 MW, for EPE 200 MW, for PNM 150 MW), as follows:

(a)	to EPE, 40 percent (40%),

(b)	to PNM, 30 percent (30%), and

(c)	to TNP, 30 percent (30%).

3.9.4    In the event that Usable SNMIC needs to be apportioned due to simultaneous scheduling of a Party’s allocated share of non-firm capability, as set forth in Section 3.9.3, such apportionment shall be made according to each Party’s respective allocations as set forth in Section 3.9.3. Notwithstanding any provision of this Amendment No. 5 regarding Usable SNMIC, however, the Parties agree that all SNMIC beyond that allocated to SWNMT Line A pursuant to Section 3.5 represents the firm transfer capability available to the owners (or contracted users) of the remainder of the SNMTS. In this regard, a Party’s right

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: November 21, 1994

El Paso Electric Company	Original Sheet No. 99
Rate Schedule FERC No. 78

to schedule Usable SNMIC is subject to the continuing right of the firm transfer capability of the non-SWNMT SNMIC to have precedence over Usable SNMIC.

3.9.5    Nothing in this subsection shall prohibit any Party from installing an automatic transfer trip load shedding arrangement on its transmission facilities in conformance with “WSCC Criteria for Transmission System Planning” and thereby operating at import levels in excess of the SNMIC by means of an adjustment mechanism that incorporates the effect of the automatic load shedding equipment into the operating nomograms on a non-firm basis. The Party proposing to install such an arrangement shall be solely responsible for seeking and obtaining concurrence of all affected parties and for all costs associated with third party approvals for the arrangement and installation of the arrangement. No Party shall unreasonably withhold its concurrence of such arrangement provided that the requesting Party is not seeking for its own use an amount of non-firm capability greater than the difference between that Party’s Capacity Entitlement and its Firm Transfer Capability.

Section 3.10    PNM and EPE agree not to impose or seek to impose upon TNP and TNP agrees not to impose or seek to impose upon PNM or EPE any charges, monetary or otherwise, related to (i) the use by each Party of its share of the Firm Transfer Capability of Line A, (ii) the use by each Party of its share of Usable SNMIC made available under Section 3.9 or Section 3.11, or (iii) Firming Transmission Service.

Section 3.11    Section 19 of the SWNMT Agreement, as amended, is hereby deleted in its entirety and replaced with the following:

“To the extent that a Party is not utilizing its share of Firm Transfer Capability or portion of Usable SNMIC under the then prevailing operating status of the System, another Party may use such share; provided, however, (a) the Party seeking to utilize such share shall provide prior notice to the Party whose share is sought to be utilized, (b) such use shall be subject to the continuing right of such Party whose share is sought to reasonably deny such use and (c) that use of Firm Transfer Capability is withdrawable by the permitting Party immediately for any reason whatever. The Party permitting such use shall not charge the Party utilizing such share; provided, however, the Party utilizing such share shall compensate the Party whose share is utilized for any transmission losses incurred.”

Section 3.12    Unless precluded by law, and prior to any Party making available for sale or for lease any portion of its Firm Transfer Capability to a third party, that Party shall first provide the other Parties the opportunity

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: November 2l, 1994

El Paso Electric Company	Original Sheet No. 100
Rate Schedule FERC No. 78

to purchase, lease or contract for such rights at the same prices and on the same terms and conditions as offered to the third party. The opportunity afforded the other Parties shall include reasonable prior notice of not less than thirty (30) calendar days. In the event that the other Parties both desire to purchase, lease or contract for such rights, each shall be entitled to purchase, lease or contract for an equal share of such rights.

ARTICLE IV
FIRMING TRANSMISSION SERVICE

Section 4.1    EPE is obligated to provide to PNM and TNP Firming Transmission Service as set forth in the Letter Amendment and the Letter Amendment-Supplement. The Parties desire to clarify the nature and meaning of the Firming Transmission Service and EPE’s obligation to provide such Firming Transmission Service. Paragraph 4 of the Letter Agreement, as amended by paragraph 1 of the Letter Agreement-Supplement, is hereby deleted and replaced by Sections 4.2 through 4.5 of this Amendment No. 5.

Section 4.2    EPE shall provide Firming Transmission Service without charge to TNP and PNM such that, with any one SWNMT line segment out of service, EPE shall provide (a) for TNP, Firming Transmission Service in an aggregate amount not to exceed the lesser of TNP’s share of Firm Transfer Capability (110 MW as set forth in Section 3.5 and as may be modified in Section 3.8) or the sum of TNP’s respective actual transmission requirement between Greenlee and Hidalgo and between Hidalgo and Luna to transfer (1) power TNP is delivering into SWNMT via transmission owned by TNP and (2) power TNP is receiving into SWNMT from EPE, PNM or third parties via purchases or wheeling; and (b) for PNM, Firming Transmission Service between Greenlee, Hidalgo, and Luna in an aggregate amount not to exceed the lesser of PNM’s share of Firm Transfer Capability (50 MW) or the sum of PNM’s actual transmission requirements between Greenlee, Hidalgo and Luna to transfer (1) power PNM is delivering to SWNMT via transmission owned by PNM or (2) power PNM is receiving into SWNMT from EPE, TNP or third parties via purchases or wheeling.

Section 4.3    In the event EPE’s Firming Transmission Service for PNM and TNP hereunder requires it, PNM and TNP agree first to use their respective transmission rights in the Springerville to Greenlee, Line A, and Luna to Central to Hidalgo transmission lines as well as other applicable transmission facilities.

Section 4.4    The Emergency transmission service provisions of Section 8 of the Tucson-El Paso Power Exchange and Transmission Agreement dated April 19, 1982 between Tucson Electric Power Company (TEP) and EPE shall not be amended or

Issued by: John A. Whitacre, Vice President, Transmission and Distribution
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.
Effective: November 2l, 1994

El Paso Electric Company	Original Sheet No. 101
Rate Schedule FERC No. 78

terminated by EPE without the consent of TNP and PNM. Such consent shall not be unreasonably withhold.

Section 4.5     EPE’s Firming Transmission Service shall commence simultaneously with the occurrence of each outage and continue until the earlier of (i) the time that each outage ceases to be present or (ii) the Operating Agent has determined that the SWNMT line segment will be out of service for such a period of time so as to require that the System be operated under N-2 Conditions.

Section 4.6     Under such N-2 Conditions, the Parties shall curtail scheduled SWNMT deliveries as necessary so that each Party’s scheduled deliveries of power and associated energy during such N-2 Conditions shall not exceed the product of (i) the ratio of the SNMIC during such N-2 Conditions to the SNMIC during N-l Conditions present prior to the outage times (ii) each Party’s respective Firm Transfer Capability as set forth in Section 3.5 or as modified for TNP in Section 3.8. In no event shall the magnitude of the curtailment necessary by any Party under a given System condition be greater (as a percentage of that Party’s share of the SNMIC) than the curtailment necessary by any other Party (as a percentage of such other Party’s share of the SNMIC) for the same System condition.

Section 4.7     Paragraph 11 of the Letter Agreement, created pursuant to paragraph 4 of the Letter Agreement-Supplement, is hereby deleted in its entirety.

ARTICLE V
DEFERRAL OF LINE B

Section 5.1    Paragraph 5 of the Letter Agreement is hereby deleted in its entirety and replaced with the following:

“5. The in-service dates for Line B, Phase 4 and Phase 5, shall be deferred until such date as may be later agreed upon by the SWNMT Coordinating Committee. The Parties agree that Line B, Phase 4 and Phase 5, shall be one of the alternatives included in future transmission planning studies by any Party that are conducted to determine the most efficient and cost effective transmission enhancements for the System.”

Section 5.2     Section 12.0 of the SWNMT Agreement, as amended, is hereby deleted in its entirety and replaced with the following:

“12.0 ADDITIONAL SWNMT PARTICIPATION RIGHTS: TNP may, at its sole option, prior to the start of construction of Line B, Phase 4, elect

Issued by: John A. Whitacre, Vice president, Transmission and Distribution	Effective: November 21, 1994
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 102
Rate Schedule FERC No. 78

to participate with EPE in the construction and ownership of up to twenty percent (20%), or such higher amount as mutually agreed between EPE and TNP, of Line B between Greenlee Substation and Hidalgo Switching Station. The ownership percentage elected by TNP shall entitle TNP to a like percentage of the share of Southern New Mexico Import Capability, including both firm and non-firm transfer capability (i.e., in the same manner as for Line A pursuant to this Amendment No. 5), attributable to Line B between Greenlee and Hidalgo. The share of Southern New Mexico Import Capability attributable to Line B between Greenlee and Hidalgo shall be determined in accordance with applicable WSCC criteria, guidelines or policies. If TNP elects not to participate in Line B between Greenlee and Hidalgo, or if TNP participates at a level less than 20%, PNM may, at its sole option, participate with EPE in construction of all or part of the remaining part of the 20% of Line B between Greenlee and Hidalgo. Further, PNM may, at its sole option; elect to participate with EPE in the construction of Line B, between Hidalgo and the Luna Switching Station, in an amount equal to or less than the total of PNM’s and TNP’s combined participation in Line B.”

Section 5.3    Nothing in this Article V shall be construed to limit any Party from constructing and operating a transmission line, separate and apart from the SWNMT Project, that originates at the Greenlee Substation and terminates at the Hidalgo Switching Station, provided that the capability of that line is determined pursuant to applicable WSCC criteria, guidelines or procedures, and Interconnection agreements are agreed to by the affected parties.

ARTICLE VI
SWNMT OPERATING AGENT

Section 6.1     The first sentence of paragraph 8 of the Letter Agreement is hereby deleted in its entirety and replaced with the following:

“8. EPE shall replace PNM as Operating Agent (including transfer of control area) for all SWNMT Project Facilities for which PNM is currently Operating Agent as contemplated in the Phase Shifter Support Principles between EPE and PNM, dated February 22, 1994; provided, however, that to the extent, if any, that the operating procedures resulting from the Phase Shifter Support Principles conflict with this Amendment No. 5, this Amendment No. 5 shall govern.”

Issued by: John A. Whitacre, Vice president, Transmission and Distribution	Effective: November 21, 1994
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 103
Rate Schedule FERC No. 78

Section 6.2     Paragraph 9 of the Letter Agreement is hereby deleted in its entirety and replaced with the following:

“9. Prior to the in-service date of EPE’s phase shifting transformer, the SWMNT E&O committee shall establish rules and procedures required by Section 18.1 of the SMNMT Agreement. Such rules and procedures shall be established in connection with the operating procedures contemplated in paragraph 8 of the Letter Agreement, as amended by Amendment No. 5, and shall not require the SWNMT Operating Agent to act in conflict with such paragraph 8 procedures. Additionally, the SWNMT E&O Committees shall determine any changes that will be required pursuant to Section 23 of the SWNMT Agreement, provided, however, such changes shall be consistent with Amendment No. 5.”

Section 6.3     As Operating Agent for the Parties, EPE shall maintain in force contractual arrangements with TEP adequate to provide for the interconnection of Line A at the Greenlee Substation.

Section 6.4     Once EPE becomes Operating Agent for SWNMT, including the transfer of all SWNMT Project Facilities into EPE’s control area, PNM and TNP shall provide their respective schedules of firm and non-firm power transfers over SWNMT Line A and any other facility for which EPE is, or becomes, operating agent.

ARTICLE VII
MISCELLANEOUS

Section 7.1        Survival of Agreement. In the event of any inconsistency between the provisions of this Amendment No. 5 and the execution or delivery of any documents required hereunder, this Amendment No. 5 shall govern.

Section 7.2        No Dedication of Facilities. Any undertaking by one Party to the other Party under my provision of this Amendment No. 5 shall not constitute the dedication of the system or any portion thereof of the Party to the public or to the other Party, which shall not include the transfer and conveyance set forth in Section 3.3 and 3.4, and it is understood and agreed that any such undertaking under any provision of this Amendment No. 5 by a party shall cease upon the termination of its obligations hereunder.

Section 7.3       No Third Party Rights. The Parties do not intend to create rights in or to grant remedies to any third party as a beneficiary of this Amendment No. 5 or of any duty, covenant, obligation or undertaking established hereunder.

Issued by: John A. Whitacre, Vice president, Transmission and Distribution	Effective: November 21, 1994
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 104
Rate Schedule FERC No. 78

Section 7.4

A.    No approvals, consents, orders, or other action by any third parties, including any governmental, judicial (including the Federal Bankruptcy Court) or regulatory agencies, are required to authorize the execution of such Party of this Amendment No. 5 and the related matters described in Recitals J, K, L, M, and N.

B.    The Parties agree that all issues they have or may have had relating to the allocation of transmission capacity to SWNMT Line A to TNP are contained within this Amendment No. 5.

C.    PNM and EPE shall not (i) take any action that is adverse to TNP’s Firm Transfer Capability or the use of such Firm Transfer Capability, (ii) take any position in any legal proceeding adverse to TNP’s Firm Transfer Capability, or to the use of such Firm Transfer Capability, or, (iii) seek any judicial, arbitral or administrative remedy or relief that would adversely affect TMN’s Firm Transfer Capability or the use of such Firm Transfer Capability Likewise, TNP shall not (i) take any action that is adverse to PNM’s or EPE’s Firm Transfer Capability, or the use of such Firm Transfer Capability, (ii) take any position in any legal proceeding adverse to PNM’s or EPE’s Firm Transfer Capability, or to the use of such Firm Transfer Capability, or, (iii) seek any judicial, arbitral or administrative remedy or relief that would adversely affect PNM’s or EPE’s Firm Transfer Capability or the use of such Firm Transfer Capability.

Section 7.5     Counterparts. This Amendment No. 5 may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall together constitute one and the same agreement.

Section 7.6     Recitals. Each and all of the recitals set forth at the beginning of this instrument are hereby incorporated herein by this reference.

(This space left intentionally blank)

Issued by: John A. Whitacre, Vice president, Transmission and Distribution	Effective: November 21, 1994
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 105
Rate Schedule FERC No. 78

Section 7.7    Signature Clause. The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 5 on behalf of the Party for whom they sign. This Amendment No. 5 is hereby executed as of the 21st day of November, 1994.

TEXAS-NEW MEXICO POWER COMPANY

By
Its: Assistant Vice President

EL PASO ELECTRIC COMPANY

By
Its: Vice President

PUBLIC SERVICE COMPANY OF NEW MEXICO

By
Its: Senior Vice President

Issued by: John A. Whitacre, Vice president, Transmission and Distribution	Effective: November 21, 1994
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 106
Rate Schedule FERC No. 78

EXHIBIT A

CONFIDENTIAL

FOR SETTLEMENT DISCUSSIONS ONLY	FEBRUARY 22, 1994

PHASE SHIFTER SUPPORT PRINCIPLES

DEFINITIONS:

EPE SS “A” Rights: Wheeling provided by PNM to EPE Pursuant to Service Schedule A (SS “A”) to the PNM/EPE Interconnection Agreement (currently 104 MW).

PNM SS “A” Rights: Wheeling provided by EPE to PNM pursuant to SS “A” (currently 25 MW).

PNM SNM RIGHTS: The sum of PNM SWNMT Line A Rights (currently 50 MW) plus PNM SS “A” Rights.

PST Base Setting: The sum of (1) EPE’s scheduled use of EPE SS “A” Rights, plus (2) PNM’s scheduled use of PNM SS “A” Rights, plus (3) an additional amount of 20 MW.

Real Time Check Points: The operating status of certain generating units and shunt reactors, as defined in the Interim Southern New Mexico Transmission Operating Procedure attached as Exhibit “A” to the Interim Transmission Capability Agreement and Agreement to Arbitrate between EPE and PNM dated March 30, 1990 (Interim Agreement).

SNM Limit: The SNM Import capability in MW at the knee of the NNM vs. SNM operating nomogram in effect from time to time, with the PST in-service and operating at the PST Base Setting. The maximum SNM Limit from the attached preliminary nomogram is expected to be 890 MW when the PST Base Setting is fully scheduled by EPE and PNM.

PRINCIPLES OF AGREEMENT: PNM and EPE (Parties) agree to enter into a stipulation in NMPUC Case No. 2527 based on the following principles of agreement:

PNM will support the construction and operation by EPE of a PST on EPE’s West Mesa to Arroyo 345kV line, and EPE will allow PNM to operate EPE’s 345kV reactor switch located at West Mesa pursuant to the West Mesa Reactor Switch Agreement, in conjunction with the following principles:

1. Under normal operating conditions with the PST in-service and operating at the PST Base Setting, the SNM Limit will be in effect under the following conditions:

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: November 21, 1994
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 107
Rate Schedule FERC No. 78

a. EPE shall pay PNM (1) for 20 MW of reserved transmission capacity at PNM’s embedded transmission service rate, and, (2) for up to a 20 MW portion of PNM’s incremental energy cost of local gas-fired generation and/or purchased energy when such energy is actually used due to PNM’s need to increase use of NNM Import capability. (In this paragraph, the term “incremental energy cost” shall mean the difference between the energy cost of PNM’s locally generated or purchased energy and the energy cost of PNM’s foregone remotely generated or purchased energy. Additionally, the Parties agree that running PNM local generation increases NNM Import Capability on a basis higher than 1 to 1.) The Parties agree to enter into an operating procedure to implement the provisions of this item (2). Prior to committing such energy for this purpose, PNM shall notify EPE verbally of its intent to use local generation and/or purchased energy, and EPE shall either (1) lower its SNM Imports to accomodate NNM Import needs, or (2) pay PNM its incremental cost of such energy. Neither Party waives its right to have other SNM entities participate in these payments to PNM.

b. PNM shall ensure that its share of SNM Imports are at all times within PNM SNM Rights. EPE shall ensure that the SNM Limit in effect is not exceeded. With respect to curtailments: (1) EPE shall effect all curtailments of SNM Imports when (1) decreases in the SNM Limit are caused by failure to achieve or maintain Real Time Check Points, and (ii) limits are placed on flows into SNM from TEP’s System; and, (2) PNM shall effect all curtailments of NNM Imports when decreases in NNM Import capability are caused by failure to achieve or maintain the necessary status of NMM capacitors and/or shunt reactors. Neither Party waives its right to have third party entities participate in these curtailments.

c. Due to the impact on NNM Import capability of PST settings higher than PST Base Setting and PNM’s need to assess whether NNM Import capability is available, EPE and/or EPE with any third party shall enter into written agreements with PNM before implementing and/or agreeing with third parties to implement firm schedules of SNM Imports (and verbal agreement is required for non-firm schedules) through the PST that are above schedules related to the PST Base Setting. EPE agrees that such agreements, to the extent that PNM determines necessary, may involve additional service and hence additional compensation to PNM by EPE and/or the third party, unless PNM agrees in advance to the contrary. The Parties agree that compensation to PNM for such additional service will be based on the cost of the type of wheeling (i.e., firm or interruptible) or other services involved.

2.    When the PST is out-of-service, EPE shall curtail its SNM Imports as required to ensure that the PST out-of-service nomogram limits are not exceeded.

3.    For the period prior to the earlier of the termination of Service Schedule

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: November 21, 1994
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 108
Rate Schedule FERC No. 78

G to the PNM/EPE Interconnection Agreement (SS “G”) or the in-service date of the PST, the Parties agree to implement in written agreement the modifications to the Interim Agreement that were contemplated in Sections 6.3 and 6.4 of the Transition Agreement between EPE and PNM dated September 2, 1993. If SS “G” expires or terminates prior to the in-service date of the PST, the Parties agree to negotiate in good faith the terms and conditions under which the Interim Agreement could be extended.

4.     Operating procedure to implement the post-PST principles set forth above and to address related operating parameters (including new operating monograms) shall be executed prior to the in-service date of the PST. The Parties agree to use best efforts to agree to both pre- and post-PST operating procedure and to implement such operating procedures in conjunction with the enabling agreements that will result from these principles. Once both pre- and post-PST operating procedures are executed by the Parties, EPE shall become operating Agent for the SNM transmission system.

5.     No later than 60 days following the conclusion of EPE’s NMPUC CCN case for the PST, PNM and EPE shall begin joint planning studies to determine a least cost system capital addition distinct from PNM’s OLE Project (or its replacement) that, when in-service, would permit EPE and PNM and participating third parties to realize the entirety of the incremental transmission capability needed in NNM and SNM by PNM, EPE and such third parties. Until such system addition is in service, PNM and EPE shall work together to encourage third parties to accept entitlements to SNM Import capability that are within the NNM Import capability and SNM Limit as each is established hereunder. PNM and EPE shall not contract with third parties to recognize NNM or SNM entitlements or facilitate NNM or SNM Imports that cause SNM Imports to exceed the SNM Limit under the operating nomograms resulting from these principles.

6.     The agreements and operating procedures that result from these principles shall be in effect until the earlier of May 1, 1998, or the in-service date of the least cost system addition distinct from PNM’s OLE Project as contemplated in paragraph 5, and shall continue in effect from year to year thereafter until terminated by either EPE or PNM giving one year’s prior written notice to the other.

7.     EPE agrees to support PNM’s FERC filings for acceptance of the enabling service agreements that will result from these principles.

(this space intentionally blank)

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: November 21, 1994
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 109
Rate Schedule FERC No. 78

………, ted and agreed to this 22nd day of February, 1994.

	Public Service Company of New Mexico	El Paso Electric Company

BY:		BY:

ITS:	Senior Vice President	ITS:	President

[ILLEGIBLE]

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: November 21, 1994
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.

El Paso Electric Company	Original Sheet No. 110
Rate Schedule FERC No. 78

Issued by: John A. Whitacre, Vice President, Transmission and Distribution	Effective: February 22,1994
Issued on: April 1, 2005
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket No. ER05-427-000, issued March 4, 2005.